EXHIBIT 10(g)





                                 LEASE AGREEMENT







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                                TABLE OF CONTENTS
                                -----------------
                                                                           Page
                                                                           ----

1.  Definitions; Lease Provisions...........................................68

2.  Lease Grant.............................................................71

3.  Lease Term..............................................................71

4.  Use.....................................................................72

5.  Rent....................................................................72

6.  Services to be Furnished by Landlord....................................73

7.  Improvements to be Made by Landlord.....................................74

8.  Graphics................................................................74

9.  Maintenance and Repair of Premises by Landlord..........................75

10. Repair and Maintenance Obligations of Tenant............................75

11. Alterations by Tenant...................................................76

12. Structural Overload.....................................................76

13. Laws and Regulations....................................................77

14. Building Rules and Regulations..........................................77

15. Entry by Landlord.......................................................77

16. Assignment and Subletting...............................................77

17. Construction Liens......................................................78

18. Landlord's Insurance....................................................79

19. Tenant's Insurance and Requirements.....................................79

20. Indemnity; Limitation of Liability......................................81

21. Waiver of Subrogation Rights............................................81

22. Casualty Damage.........................................................81

23. Condemnation............................................................83

24. Events of Default; Remedies.............................................83

25. Peaceful Enjoyment......................................................85

26. Surrender; Holding Over.................................................86

27. Subordination to Mortgage; Attornment...................................86

28. Estoppel Certificates...................................................87

29. Parking.................................................................87

30. Attorney's Fees.........................................................87

31. No Implied Waiver.......................................................87

32. Landlord's Liability....................................................88

33. Security Deposit........................................................88

34. Notice..................................................................88

35. Severability............................................................89

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36. Recordation.............................................................89

37. Governing Law...........................................................89

38. Force Majeure...........................................................89

39. Time of Performance.....................................................89

40. Transfers by Landlord...................................................89

41. Brokers.................................................................89

42. Effect of Delivery of This Lease........................................90

43. Exhibits................................................................90

44. Captions; Construction..................................................90

45. Prior Agreements and Amendments.........................................90

46. Binding Effect Usage;...................................................90

47. Statutory Notice Requirement............................................90

48. Waiver of Trial by Jury.................................................91

49. Financial Statements....................................................91

50. Representations; Authority..............................................91

51. Tenant's Acceptance Letter..............................................91

52. Bankruptcy..............................................................91

53. No Partnership..........................................................92

54. Third Party Rights......................................................92

55. Days....................................................................92

56. Reservations............................................................92

57. Counterparts, Facsimiles................................................92

58. Survival................................................................92

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                                  EXHIBIT LIST
                                  ------------

EXHIBIT "A"             DESCRIPTION OF PROPERTY

EXHIBIT "B"             FLOOR PLAN OF PREMISES

EXHIBIT "C"             ANNUAL RENT ADJUSTMENTS AND OPERATING EXPENSES

EXHIBIT "D"             BUILDOUT OF PREMISES

EXHIBIT "E"             RULES AND REGULATIONS

EXHIBIT "F"             LETTER OF CREDIT

EXHIBIT "G"             TENANT ACCEPTANCE LETTER

EXHIBIT "H"             AUTOMATIC DEBIT TRANSACTION


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                                 LEASE AGREEMENT

      THIS LEASE AGREEMENT (this "Lease"), is made and entered into as of AUGUST ___, 2001, by and between ACP OFFICE I LLC, a Delaware limited liability company ("Landlord"), and LEGAL CLUB.COM, a Florida corporation, ("Tenant").

                                   WITNESSETH:

      1. Definitions; Lease Provisions

      (a) Basic Lease Provisions and Certain Definitions. For purposes of this Lease and any attached exhibits, the following terms shall have the following meanings:

            (i) "Building" shall mean the building located at 8551 W. Sunrise Blvd., Plantation, FL 33322, which is located upon the Property.

            (ii) "Premises" shall mean Suite No. 301 located in the Building and outlined on the floor plan attached to this Lease as Exhibit "B", which is incorporated into this Lease.

            (iii) "Initial Base Rent" shall mean the sum of $81,823.50 per annum.

            (iv) "Rent Commencement Date" shall mean the earlier of: (A) the date that Tenant actually occupies the Premises or substantially completes the Tenant Improvements, if any, in accordance with Exhibit "D"; (B) the date that Landlord substantially completes the Landlord's Work, if any, in accordance with Exhibit "D" attached to this Lease; or (C) October 1, 2001 (all except as the same may be modified pursuant to Paragraph 3 hereof).

            (v) "Rentable Area of the Premises" or "Square Foot(age) of the Premises" shall be conclusively deemed to mean 4,959 square feet and is calculated using a stipulated common area factor.

            (vi) "Lease Term" shall mean a term commencing on the Rent Commencement Date and continuing for 60 calendar months (plus any partial calendar month in which the Rent Commencement Date falls).

            (vii) "Security Deposit" shall mean the sum of $0.00.

            (viii) "Common Area Expense Stop" shall mean $0.00 per square foot.

            (ix) "Prepaid Rent" shall mean $0.00.

            (x) "Tenant's Proportionate Share" shall mean the percentage which the Rentable Area of the Premises bears to the Rentable Area of the Complex; Tenant's Proportionate Share is specified to be 8.24%.

            (xi) "Parking Spaces" shall mean 25 unassigned parking spaces in the Parking Facility.

            (xii) "Cost of a Parking Space" shall mean $0.00 for each of the Parking Spaces subject to provisions of Paragraph 29 hereof.

            (xiii) "Percentage Increase" shall mean 4% per year.

            (xiv) "Permitted Use" shall mean for general office use and for no other use or purpose.

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            (xv) "Name and Address of Tenant for Notices" shall mean
LEGALCLUB.COM, 8551 W. Sunrise Blvd., Suite 301, Plantation, FL 33322.

            (xvi) Purposefully Omitted.

            (xvii) "All of the Exhibits" shall mean Exhibits "A", "B", "C", "D", "E", "F", "G" and "H" attached to this Lease.

      (b) Other Lease Definitions.

            (i) "Base Rent" shall mean the Initial Base Rent, payable at the rate of one twelfth of the Initial Base Rent per month, subject to the provisions of Paragraph 5, as adjusted pursuant to Exhibit "C".

            (ii) "Common Areas" shall mean collectively, the Tenant Non-Exclusive Common Areas and the Service Areas.

            (iii) "Complex" shall mean the Building and all other office buildings, the Parking Facility and all other parking areas, the Common Areas and all other improvements located in, on, under or adjacent to the Property designated as the Complex from time to time by Landlord. At the option of Landlord, from time to time, any of the properties in the Complex other than the Building, may be included or excluded from the definition of Complex and the Tenant's Proportionate Share under this Lease shall be adjusted accordingly.

            (iv) "Hazardous Material(s)" shall mean any substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "toxic substances", "contaminants" or words of similar import under applicable Legal Requirements, including, without limitation, oil and petroleum products, natural or synthetic gas, polychlorinated biphenyls, asbestos in any form, urea formaldehyde, radon gas, or the emission of non-ionizing radiation, microwave radiation or electromagnetic fields at levels in excess of those, if any, specified by any Legal Authority or which may cause a health hazard or danger to property, or the emission of any form of ionizing radiation, or any substance which is toxic, explosive, corrosive, flammable, infectious, radioactive, mutagenic or otherwise hazardous or any other pollution under any applicable Legal Requirements. Hazardous Materials shall not include reasonable quantities of conventional cleaning and office supplies used in a normal office environment and in compliance with all Legal Requirements.

            (v) "Landlord's Broker" shall mean ACP Realty Services LLC, the broker for Landlord.

            (vi) "Lease Year" shall mean each consecutive 12 full calendar month period of the Lease Term, beginning on the Rent Commencement Date, except that the first Lease Year shall include any portion of a calendar month during which the Rent Commencement Date occurs (if the Rent Commencement Date does not occur on the first day of the month) and the last Lease Year of the Lease Term shall be the Lease Year during which the Lease Term expires, regardless of its length.

            (vii) "Legal Authority" means any domestic or foreign federal, state, county, municipal, or other government or governmental or quasi-governmental department, commission, board, bureau, court, agency, or instrumentality having jurisdiction or authority over Landlord, Tenant and/or all or any part of the Premises or the Property.

            (viii) "Legal Requirements" means any law, statute, code, rule, regulation, ordinance, order, judgment, decree, writ, injunction, franchise, permit, certificate, license (including any beer, wine or liquor license), authorization, registration, or other direction or requirement of any Legal


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Authority, including, without limitation, the Americans with Disabilities Act
("ADA"), which is now or in the future applicable to the Premises or the Property, including those not within the present contemplation of the parties; and the provisions of any applicable insurance policies in effect with respect to the Premises or the Property.

            (ix) "Normal Business Hours" for the Building shall mean (i) 8:00 a.m. to 6:00 p.m. Mondays through Fridays and 9:00 a.m. to 1:00 p.m. Saturdays, exclusive of normal business holidays and state and federal holidays. Subject to emergency and force majeure, Tenant shall have limited access to the Premises, Building and Parking Facility, subject to compliance with Landlord's security procedures for access (e.g. through a card reader system) during other than Normal Business Hours.

            (x) "Parking Facility" shall mean either a parking garage attached to and/or a parking lot in close proximity to the Building. The Parking Facility is a part of the Complex and may include, without limitation, and any off-site property acquired (by purchase or lease) by Landlord for the purpose of providing additional parking for the Tenant, their employees and/or customers.

            (xi) "Property" means the real property described in Exhibit "A" attached to and incorporated into this Lease.

            (xii) "Rentable Area of the Complex" shall mean the sum of all rentable areas of all tenant premises.

            (xiii) "Service Areas" shall mean those areas within the exterior walls of the buildings in the Complex used for building stairs, elevator shafts, flues, vents, stacks, pipe shafts, risers, raceways, and other vertical penetrations, mechanical rooms (containing machinery, equipment or controls for the air conditioning, security, telecommunications, elevators, and other systems in the Complex), janitorial closets, electrical and telephone closets, and other similar facilities required to operate the Complex or for the benefit of tenants of the Complex generally, but which access is not granted to the tenants in common without prior permission from Landlord, and other areas or spaces, improvements, facilities, utility systems, equipment, signs (as the same may be enlarged, reduced, replaced, increased, removed or otherwise altered by Landlord in a manner not inconsistent with this Lease) of the Property, which may include, without limitation, (but shall not be deemed a representation as to their availability) utility systems, roofs, loading docks, landscaped areas, serviceways, ramps, and vertical or horizontal chases, risers, ducts, shafts or similar passageways (but shall not include any such areas designated for the exclusive use of a particular Building tenant or other tenant of the Complex) plus any area of the Complex that is not: (A) Tenant Non-Exclusive Common Areas:
(B) areas leased to tenants of the Complex, including Tenant; or (C) areas that are held to be leased to future tenants of the Complex.

            (xiv) "Tenant Improvements" shall include those improvements constructed or installed on the Premises by or for Tenant as provided in Exhibit "D."

            (xv) "Tenant Non-Exclusive Common Areas" (as initially constructed or as the same may at any time thereafter be enlarged or reduced) shall mean facilities or areas and improvements in the Property that are designed or made available from time to time by Landlord, as appropriate, for the common use or benefit of Landlord, Tenant and other tenants, occupants and users of the Property, or the general public, including, but not limited to: (A) all such areas within the exterior walls of the buildings in the Complex devoted to corridors, elevator foyers, vending areas, restrooms, and (B) any such common roadways, service areas, driveways, access roads, decks, parking areas and facilities (including the Parking Facility) areas of ingress and egress, sidewalks and other pedestrian ways, tunnels, bridges, corridors, enclosed or exterior malls, elevators, escalators, stairways, comfort and first aid stations, public washrooms, lobby areas (whether at ground level or otherwise), courts, parcel pick-up stations and other facilities or areas and improvements in the Property.

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            (xvi) "Work Letter" means the work letter referenced in Exhibit "D"
attached to this Lease.

      2. Lease Grant. Subject to and upon the terms herein set forth, Landlord leases to Tenant and Tenant leases from Landlord the Premises. Tenant shall also have a license to use on a non-exclusive basis, the Tenant Non-Exclusive Common Areas made available from time to time by Landlord, but not the Service Areas. Tenant agrees and acknowledges that the Rentable Area of the Premises is conclusively deemed to be the stipulated Square Footage of the Premises.

      3. Lease Term.

      (a) This Lease shall continue in force during a period beginning on the Rent Commencement Date and continuing until the expiration of the Lease Term, unless this Lease is sooner terminated or extended to a later date under any other term or provision hereof.

      (b) If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on any given date, this Lease shall not be void or voidable, no obligation of Tenant shall be affected thereby, and neither Landlord nor Landlord's agents shall be liable to Tenant for any loss or damage resulting from the delay in delivery of possession; provided, however, that in such event, except to the extent of any Tenant's Delay (as hereinafter defined) the Rent Commencement Date of this Lease and all other dates that may be affected by their change, shall be revised to conform to the date of Landlord's delivery of possession to Tenant.

      (c) Notwithstanding anything contained in this Lease to the contrary, Tenant shall observe and perform all of its obligations under this Lease, including, without limitation, its obligation to pay charges for utilities and to provide insurance (excepting its obligation to pay any Rent required under the Lease or to operate its business within the Premises), from the date upon which the Premises are made available to Tenant for Tenant Improvements or the date Tenant commences to perform Tenant Improvements, whichever is earlier, until the actual Rent Commencement Date. For purposes of tendering possession of the Premises to Tenant as aforesaid, Landlord shall not be required to have completed or substantially completed any work to be performed outside of the Premises.

      (d) If Landlord is obligated to complete any of the Tenant Improvements, then if by the date specified as the Rent Commencement Date in Subparagraph 1(a)(iv) of this Lease, Landlord has not substantially completed any of the Tenant Improvements to the Premises set forth in the Work Letter required to be made by the Landlord, if any, then, except to the extent of any Tenant's Delay (as hereinafter defined), Tenant's sole remedy shall be that the Rent Commencement Date shall be postponed (and the Rent herein provided shall not commence) until the earlier of either: (i) the date of actual occupancy of the Premises by Tenant; or (ii) the date immediately following the day Landlord would have achieved substantial completion of such improvements but for Tenant's Delay, if any. Other than postponing the Rent Commencement Date as provided in this Subparagraph (b), Landlord shall have no further liability for failure to achieve substantial completion by the Rent Commencement Date specified in Subparagraph 1(a)(iv) of this Lease.

      (e) Notwithstanding anything contained in this Lease to the contrary, if, and to the extent, Landlord's substantial completion of the Tenant Improvements to the Premises required to be made by the Landlord, if any, pursuant to Exhibit "D" hereto and/or delivery of the Premises is materially delayed due to any act, omission or default by Tenant or anyone acting under or for Tenant (any such delay being referred to herein as "Tenant Delay"), then the Rent Commencement Date shall be moved forward (earlier) one day for each day of delay caused by such Tenant Delay.

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4. Use. The Premises shall be used in a manner consistent with the Permitted Use and for no other use or purpose whatsoever. Tenant agrees not to use or permit the use of the Premises for any purpose which is illegal, dangerous to life, limb, or property or which, in Landlord's opinion, creates a nuisance or which would increase the cost of insurance coverage with respect to the Building, the Complex or the Property.

      5. Rent.

      (a) Tenant agrees to pay during the Lease Term, to Landlord, without any setoff or deduction whatsoever, the Base Rent and all such other sums of money ("Additional Rent" and collectively with Base Rent, "Rent") as shall become due hereunder, for the nonpayment of which Landlord shall be entitled to exercise all such rights and remedies as are herein provided or as are available at law or in equity in the case of the nonpayment of Base Rent. Except as otherwise provided herein, the annual Base Rent for each calendar year or portion thereof during the Lease Term, together with any adjustment thereto pursuant to Section I of Exhibit "C" attached hereto and incorporated herein, shall be due and payable in advance in 12 equal installments on the first day of each calendar month during the initial Lease Term and any extensions or renewals thereof, and Tenant hereby agrees to pay such Base Rent and any adjustments thereto to Landlord at Landlord's address provided herein (or such other address as may be designated by Landlord in writing from time to time) monthly, in advance, and without demand. All sums due Landlord shall be payable only in lawful money of the United States of America and shall be drawn against a financial institution with an office in the United States of America. If the Lease Term commences on a day other than the first day of a calendar month or terminates on a day other than the last day of a calendar month, then the installments of Base Rent and any adjustments thereto for such month or months shall be prorated, based on the number of days in such month.

      (b) All installments of Rent and any Additional Rent not paid when due and payable shall bear interest at 18% per annum from the date due until paid and shall be subject to a late charge in the amount equal to 5% of the amount due. In the event any check, bank draft or negotiable instrument given for any payment under this Lease shall be dishonored at any time for any reason whatsoever not attributable to Landlord, Landlord shall be entitled, in addition to any other remedy that may be available, to an administrative charge of $250.00.

      (c) The Base Rent payable hereunder shall be adjusted upward from time to time in accordance with the provisions of Exhibit "C", Section I.

      (d) In addition to the Base Rent, as same may be adjusted from time to time, Tenant shall pay as Additional Rent Tenant's Proportionate Share of Taxes and the Operating Expenses incurred by Landlord in connection with the operation and maintenance of the Building, the Complex and the Property. Tenant's obligations with respect to the payment of such Additional Rent are set forth in full in Exhibit "C", Section II.

      (e) Prepaid Rent shall be paid by Tenant to Landlord upon execution of this Lease and shall be used to pay Rent as Rent comes due.

      (f) Tenant shall pay all sales and use taxes and surcharges levied or assessed against all portions of Rent and other payments due under this Lease, simultaneously with each such Rent payment (including, without limitation, the payment of Prepaid Rent).

      (g) Tenant shall pay before delinquency all taxes, assessments, license fees and public charges levied, assessed or imposed upon its business operation, as well as upon all Tenant's fixtures, equipment and personalty, leasehold improvements, equipment, stock-in-trade and other personal property in, placed

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in or on the Premises. Any such taxes included in Landlord's tax bills and paid by Landlord shall be due and payable within 10 days after billings therefor are rendered to Tenant.

      (h) Upon Landlord's request following an event of default for two incidences of non-payment of rent, Tenant agrees to permit and arrange for the payment of Base Rent and/or additional rent by automatic electronic funds transfer directly from Tenant's bank account into Landlord's designated account. Tenant agrees to execute an ACH form in the form attached hereto as Exhibit "I" upon the execution of this Lease and from time to time as requested by Landlord, but Landlord agrees to not deliver such ACH Form until an event of default for non-payment of rent has occurred.


      6. Services to be Furnished by Landlord.


      Landlord agrees to furnish Tenant the following services:

      (a) Unheated water at those points of supply for drinking and lavatory purposes for the general use of tenants of the Building and the Complex;

      (b) Routine maintenance and electric lighting service for the Common Areas in the manner and to the extent deemed by Landlord to be standard.

      (c) Janitorial service, 5 days per week, exclusive of normal business holidays; provided, however, if Tenant's floor covering or other improvements require special treatment, Tenant shall pay the additional cleaning cost attributable thereto as Additional Rent upon presentation of a statement therefor by Landlord.

      (d) Facilities to provide all electrical current required for general office use and occupancy of the Premises, including the cost of the electrical current with limitation for a separately metered HVAC system serving Tenant's computer room. Tenant's usage of electrical current for the Premises for a separately metered HVAC system, shall be separately metered or sub-metered at Tenant's expense and paid by Tenant. At the option of Landlord, all such charges shall be either: (i) paid by Tenant directly to the provider thereof prior to delinquency; or (ii) paid by Tenant to Landlord as additional rent promptly after being invoiced therefor.

      (e) Fluorescent and incandescent bulb replacement in the Common Areas.

      (f) Passenger elevator service in common with other Building tenants for ingress to and egress from the Premises.

      (g) Landlord shall have no obligation to provide any security whatsoever for the Complex, Common Areas, Parking Facility, the Premises and/or Tenant's business therein. Tenant does hereby acknowledge and agree that it shall provide and be solely responsible for its own security, at Tenant's sole cost and expense, as may be required for the operation of Tenant's business within the Premises and Landlord shall have no liability to Tenant, its employees, agents, invitees, or licensees for losses due to theft or burglary, or for damages done by unauthorized persons in the Premises, Common Areas, Parking Facility, or the Complex or for any injury, trauma or other harm to any person, and neither shall Landlord be required to insure against any such losses. Tenant shall be responsible for all repairs and replacements of damage and/or destruction of the Premises necessitated by burglary or attempted burglary, or any other illegal or forcible entry into the Premises. Notwithstanding the foregoing, Tenant acknowledges and agrees Landlord may, but will not be required to, adopt and provide security services for the Complex from time to time. Tenant shall cooperate fully in any efforts of Landlord to maintain security in the Complex and shall follow all rules and regulations promulgated by Landlord with respect thereto. However, any security services that are voluntarily undertaken by Landlord may be changed or discontinued from time to time in Landlord's sole and

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absolute discretion, without liability to Tenant, its employees, agents, customers and invitees. Tenant waives any claims it may have against Landlord arising out of any security services provided by Landlord, or the inadequacy or absence thereof, specifically including Landlord's negligence with respect to the providing or failure to provide such services.

      (i) Air-conditioning during Normal Business Hours, as Landlord in its reasonable discretion considers to be standard for similarly situated buildings or as required by governmental authority; provided, however, heating and air-conditioning service at times other than for Normal Business Hours for the Building and the Complex shall be furnished only upon the written request of Tenant delivered to Landlord prior to 11:00 a.m. at least one business day in advance of the date for which such usage is requested. Such usage shall be at Tenant's expense at the rate as reasonably determined by Landlord from time to time, which charge shall be considered as additional rent and which Tenant shall pay promptly upon being invoiced therefor. Tenant will not be responsible for any over time air-conditioning used during months 1-6 of the initial lease term. Thereafter, Tenant will be billed a flat $500.00 per month for all over time air-conditioning usage.

      The failure by Landlord to any extent to furnish, or the interruption or termination of these defined services, in whole or in part, resulting from causes beyond the reasonable control of Landlord, shall not render Landlord liable in any respect nor be construed as an eviction of Tenant, nor work an abatement of rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement hereof. Should any of the equipment or machinery used in the provision of such services for any cause cease to function properly, Tenant shall have no claim for offset or abatement of rent or damages on account of an interruption in service occasioned thereby or resulting therefrom.

      Except as may be specifically provided for herein to the contrary, no abatement, diminution or reduction of Base Rent or any Additional Rent, or any other charges or compensation, shall be claimed by or allowed to Tenant, or any persons claiming under Tenant, under any circumstances, whether for inconvenience, discomfort, interruption of business or otherwise, arising from any cause or reason.

      7. Improvements to be Made by Landlord. It is specifically understood and agreed that Landlord has no obligation and has made no promises to alter or improve the Premises or the Complex except as specifically set forth in this Lease or in the Work Letter. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit. Tenant agrees to take the Premises in an "AS IS" condition as of the date possession is tendered, subject to any punchlist items to which Landlord may agree.

      8. Graphics

      (a) Landlord shall provide and install, at Tenant's cost, all letters or numerals on doors of the Premises that face the Tenant Non-Exclusive Common Areas. All such letters and numerals shall be in the standard graphics for the Building, and no other signs or graphic displays shall be used or permitted on the Premises without Landlord's prior written consent. Landlord shall have the right at any time to change the name of the Building or the Complex and to install, affix and maintain any and all signs on the exterior and on the interior of the Building as Landlord may, in Landlord's sole discretion, desire. Tenant shall not use the name of the Building or use pictures or illustrations of the Building in advertising or other publicity or for any purpose other than as the address of the business to be conducted by Tenant in the Premises, without the prior written consent of Landlord.

      (b) If there is a directory of the Building's tenants located in the Building's lobby, Landlord shall provide and install, at Tenant's cost, a listing of Tenant on such directory.

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      9. Maintenance and Repair of Premises by Landlord. Except as otherwise expressly provided herein, Landlord shall not be required to make any repairs to the Premises other than repairs to the Building exterior and load-bearing walls and the floors and the roof of the Building, which may be required from time to time, but only after such required repairs have been requested by Tenant in writing and to the extent not caused by the acts of Tenant, its employees, agents, contractors, invitees, licensees, concessionaires, subtenants and/or assigns or resulting, directly or indirectly, from the installation of any Tenant Improvements. In no event shall Landlord be responsible for the maintenance or repair of improvements that are not composed of Building grade construction or materials. It is further agreed that this Lease is made by Landlord and accepted by Tenant with the distinct understanding and agreement that Landlord shall have the right and privilege to make and build additions to the Building, the Complex and Common Areas, and make such alterations and repairs to said Building, Complex and Common Areas as it may deem wise and advisable without any liability to the Tenant therefor.

      10. Repair and Maintenance Obligations of Tenant.

      (a) Subject to the provisions in Paragraph 9, 22 and 23, Tenant agrees, at Tenant's cost and expense, to keep and maintain the Premises and each and every part thereof in good order and condition and to make all repairs thereto, and the fixtures and equipment therein and the appurtenances thereto (including such as are installed or located outside of the Premises and which exclusively serve the Premises). Tenant shall initiate and carry out a program of regular maintenance and repair of the Premises, including, without limitation, the painting and decorating of all areas of the interior, so as to impede, to the extent possible, deterioration by ordinary wear and tear, and to keep the Premises in a first class, clean, neat and attractive condition. Tenant shall keep the inside of all glass in the doors and windows of the Premises clean and shall replace any glass broken with glass of the same kind, size and quality. Upon Landlord's written request, Tenant shall be responsible for maintaining any HVAC system and equipment serving the Premises in good condition at all times, and to make any repairs or replacements to such HVAC system and equipment. Tenant's responsibilities hereunder include any repairs that are required to be made during the Lease Term by any Legal Authority or which are required to comply with any Legal Requirement applicable during the Lease Term.

      (b) Tenant agrees not to commit or allow to be committed any waste on any portion of the Premises or Complex and, at the termination of this Lease, to deliver up the Premises to Landlord in as good condition as at the date of delivery by Landlord of the Premises to Tenant, ordinary wear and tear excepted, and subject to the provisions of Paragraphs 11, 22, and 23 hereof. Tenant covenants and agrees with Landlord, at Tenant's own cost and expense, to repair or replace any damage done to the Premises, Building or Complex, or any part thereof, caused by Tenant or Tenant's agents, contractors, employees, invitees, or visitors, and such repairs shall restore the same to as good a condition as it was in prior to such damage, and shall be effected in compliance with all Legal Requirements.

      (c) Nothing contained in this Lease shall imply any duty on the part of Landlord to do any work that Tenant is required to perform nor shall it constitute a waiver of Tenant's default in failing to do the same. Notwithstanding any other terms of this Lease to the contrary, Landlord shall have the right, in Landlord's sole and absolute discretion, with notice to Tenant except in the case of emergency in Landlord's reasonable judgment, to perform any of the repairs, maintenance and/or replacements described in this Lease to be performed by Tenant (including Tenant's failure to properly perform such obligations in Landlord's sole opinion), whereupon Tenant shall immediately reimburse Landlord for all costs and expenses incurred by Landlord, as Additional Rent, in the performance thereof, upon Tenant's receipt of a bill therefor. Tenant shall have the obligation to make repairs, maintenance or replacements to any area of the Complex or to the Premises that are made necessary by any act, omission or negligence of Tenant, its agents, employees, assignees, concessionaires, contractors, invitees or licensees. Landlord's performance of Tenant's obligations under this Lease shall be without liability to Tenant for any loss or damage that may accrue to Tenant's merchandise,

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fixtures or other property or to Tenant's business by reason thereof. The term
"repairs," as used in this Lease, shall mean all maintenance, repairs, and replacements, of whatever kind.

      11. Alterations by Tenant.

      (a) Tenant agrees with Landlord not to make or allow to be made any alterations to the Premises or place signs, furnishings, equipment, or any window coverings on any part of the Premises which are visible from outside the Premises, without first obtaining the written consent of Landlord in each such instance, which consent may be given on such conditions as Landlord may elect; provided however, Landlord shall not unreasonably withhold its consent to any alterations so long as: (i) the cost thereof does not exceed $5,000 and (ii) such alterations do not affect the structure or exterior or the portion of the Building, or the electrical, mechanical, HVAC, telecommunications, plumbing or other Building systems. Any and all alterations to the Premises shall become the property of Landlord upon termination of this Lease (except for movable equipment, personal property or furniture owned by Tenant). Landlord may, nonetheless, require Tenant to remove any portion of or all of the Tenant Improvements, fixtures, equipment, and other improvements installed on the Premises (the "Additional Improvements"), and restore the Premises to its original condition, reasonable wear and tear excepted. In the event that Landlord so elects, and Tenant fails to remove the Additional Improvements, Landlord may remove the Additional Improvements at Tenant's cost, and Tenant shall pay Landlord on demand all costs incurred in removing Additional Improvements and restoration of the Premises as required.

      (b) Whether or not Landlord grants its consent to Tenant's proposed alterations or improvements, all alterations and improvements shall nevertheless be conditioned upon Tenant: (i) acquiring all applicable governmental permits;
(ii) furnishing Landlord with copies of any permits, if required, and the plans and specifications prior to commencement of the work; (iii) Tenant reimbursing Landlord within 10 days of Tenant's receipt of a bill or estimate therefor for all reasonable costs and expenses incurred by Landlord in connection with the review and inspection of alterations improvements and/or additions for which consent may be required, including, but not limited to, architect's and engineer's fees and costs, it being agreed that the foregoing shall be limited to alterations which shall require Landlord's consent; and (iv) complying with all conditions of any permits and with other Legal Requirements and all provisions of this Lease applicable to Tenant Improvements in a prompt and expeditious manner.

      (c) Whether or not Landlord grants its consent to Tenant's proposed alterations or improvements: (i) all alterations, improvements and additions installed by Tenant shall be installed in a good workmanlike and lien free manner and in a manner that minimizes inconvenience to and disruption of the other occupants of the Complex (including, but not limited to the Building) and their businesses, shall be performed by a contractor approved by Landlord (which approval shall not unreasonably be withheld), shall be of a quality not less than Building Grade and, once commenced, shall be prosecuted continuously, in good faith and with due diligence until completed; and (ii) Tenant shall promptly upon completion of any alterations or improvements furnish Landlord with as-built plans and specifications regardless of whether or not consent was required.

      (d) In the event that Landlord reasonably determines that any alterations or improvements by Tenant would disrupt the other tenants in the Complex, Landlord may require that all work performed by or on behalf of Tenant be performed only during non-Normal Business Hours.

      12. Structural Overload . Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot area that such floor was designed to carry and which may be allowed by law. Landlord reserves the right to prescribe the weight limitations and position of all heavy equipment and similar items, and to prescribe the reinforcing necessary, if any, which in the opinion of the Landlord may be required under the circumstances, such reinforcing to be at Tenant's expense.

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      13. Laws and Regulations. Tenant agrees to comply with all Legal
Requirements of every Legal Authority. Tenant shall: (a) neither cause nor permit the Premises to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, or process Hazardous Materials, except in compliance with all Legal Requirements; (b) neither cause nor permit a release or threatened release of Hazardous Materials onto the Premises or any other property as a result of any intentional or unintentional act or omission on the part of Tenant; (c) comply with all Legal Requirements related to Hazardous Materials; (d) conduct and complete all investigations, studies, sampling, and testing, and all remedial, removal, and other actions on, from, or affecting the Premises in accordance with such Legal Requirements and to the satisfaction of Landlord; (e) upon the expiration or termination of this Lease, deliver the Premises to Landlord free of all Hazardous Materials; and (f) defend, indemnify, and hold harmless Landlord and Landlord's employees and other agents from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses of any kind or nature, known or unknown, contingent or otherwise (including, without limitation, accountants' and attorneys' fees (including fees for the services of paralegals and similar persons), consultant fees, investigation and laboratory fees, court costs, and litigation expenses at the trial and all appellate levels), arising out of, or in any way related to (i) the presence, disposal, release, or threatened release, by or caused by Tenant or its agents, of any Hazardous Materials which are on, from, or affecting the soil, water, vegetation, buildings, personal property, persons, animals or otherwise; (ii) any personal injury, including wrongful death, or damage to property, real or personal, arising out of or related to such Hazardous Materials; (iii) any lawsuit brought, threatened, or settled by Legal Authorities or other parties, or order by Legal Authorities, related to such Hazardous Materials or otherwise; and/or (iv) any violation of Legal Requirements related in any way to such Hazardous Materials. Notwithstanding clauses (d), (e) and (f), Tenant shall have no obligation under clauses (d), (e) and (f) arising from or related to Hazardous Materials, to the extent, if any, such Hazardous Materials were (i) located in or about the Premises, the Building, the Complex or the Property prior to the Rent Commencement Date and (ii) Tenant does not cause, contribute to or participate in, as the case may be, the handling, generation, storage, disposal or release of same. Tenant will participate in periodic fire brigade instruction and drills at the request of Landlord and will supply, maintain, repair and replace for the Premises any fire extinguishers or other fire prevention equipment and safety equipment required by the aforementioned rules, regulations, standards and recommendations.

      14. Building Rules and Regulations. Tenant will comply with the rules and regulations of the Building (the "Rules and Regulations") as adopted and altered by Landlord from time to time and will cause all of its agents, employees, invitees and visitors to do so. The current Rules and Regulations of the Landlord are attached to this Lease as Exhibit "E" and are incorporated herein by reference. Landlord shall give Tenant written notice of the Rules and Regulations as adopted and revised from time to time, and Tenant shall be obligated to comply with same as of the date of Tenant's receipt of such notice.

      15. Entry by Landlord. Tenant agrees to permit Landlord or its agents or representatives to enter into and upon any part of the Premises at all reasonable hours (and in emergencies at all times) to inspect the same, to show the Premises to prospective purchasers, Landlord's mortgagees or ground lessors (collectively, "Mortgagee"), tenants or insurers, and to clean, maintain or make repairs, alterations or additions to the Premises, the Building or the Complex. Except in the case of an emergency, Landlord shall give Tenant verbal notice prior to any such entry. Landlord shall use reasonable efforts to not materially interfere with Tenant's use of the Premises.

      16. Assignment and Subletting.

      (a) Tenant shall not, voluntarily, involuntarily, or by operation of law, assign, sublease, transfer, mortgage, pledge or encumber this Lease or any interest therein except with Landlord's prior written consent, but no consent to any of the foregoing shall relieve Tenant of any liability hereunder. Landlord's consent to any assignment or sublease shall not be unreasonably withheld. Any attempted assignment, sublease, transfer or encumbrance of this Lease by Tenant

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in violation of the terms and covenants of this Paragraph shall be void ab initio. Any consent given by Landlord shall not be considered to be a consent to any other or further proposed assignment, sublease, transfer or encumbrance. In the event Tenant or Guarantor, if any, is a corporation, limited liability company or a partnership, the conveyance, assignment, transfer or alienation of 20% or more of the corporate stock, membership interests or partnership interests, as the case may be, or the change in management or controlling interest in Tenant or Guarantor shall be deemed an assignment for the purposes hereof unless such entity is a Reporting Company under the Securities Exchange Act of 1934. Tenant shall reimburse Landlord's actual attorneys' fees and expenses incurred in connection with Tenant's assignment, subletting, transfer, or encumbrance of this Lease or any interest therein.

      (b) If Tenant requests Landlord's consent to an assignment of this Lease or subletting of all or part of the Premises, Landlord may, at its option, recapture the Premises or applicable portion thereof from Tenant and terminate this Lease (in part or in whole, as appropriate) upon 20 days' notice in which case Landlord shall be permitted to lease the Premises to any third party.

      (c) All cash or other consideration, including any excess Rent beyond the Rent set forth herein, received by Tenant as the proceeds of, or resulting from, any assignment, sale, or sublease of Tenant's interest in this Lease and/or the Premises, whether consented to by Landlord or not, shall be paid to Landlord, notwithstanding the fact that such proceeds exceed the Rent called for hereunder, unless Landlord agrees to the contrary in writing, and Tenant hereby assigns all rights it might have or ever acquire in any such proceeds to Landlord. This covenant and assignment shall benefit Landlord and its successors in ownership of the Building and /or the Complex and shall bind Tenant and Tenant's heirs, executors, administrators, personal representatives, successors and assigns. Any assignee, sublessee or purchaser of Tenant's interest in this Lease (all such assignees, sublessees or purchasers being hereinafter referred to as "Successors"), by occupying the Premises and/or assuming Tenant's obligations hereunder, shall be deemed to have assumed liability to Landlord for all amounts paid to persons other than Landlord by such Successor in consideration of any such sale, assignment or subletting, in violation of the provisions hereof, but Tenant shall remain fully liable to Landlord for all obligations hereunder.

      (d) The interest of Tenant in this Lease and/or the Premises is not subject to execution, levy and/or sale, and is not otherwise subject to transfer by Tenant in any manner whatsoever, except as expressly provided and permitted in this Lease and/or except as may be effectuated by Landlord under this Lease.

      17. Construction Liens. The interest of Landlord in and to the Property, the Building, the Complex, the Premises, and/or any part of either, and the income therefrom, shall not be subject to liens for improvements made, or caused to be made, by Tenant. Tenant will not permit any construction liens, mechanic's liens or other liens to be placed upon the Premises, the Building the Complex or the Property, and nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the Premises or any part thereof, nor as giving Tenant any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to any construction, mechanic's or other liens against the Premises, the Building, the Complex or the Property. If any such lien is recorded against or attached to the Premises, the Building, the Complex or the Property, Tenant shall bond against or discharge same within 10 days after Tenant's receipt of actual notice that the same has been so recorded or attached. Should any such lien not be discharged or bonded off within such 10 day period, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, cause the same to be discharged (including the advancement of monies for such purpose). Any monies advanced or costs incurred by Landlord for any of the aforesaid purposes shall be paid by Tenant to Landlord on demand as Additional Rent. Should a Notice of Commencement be filed in the public records for work by or on behalf of Tenant, the Legal Description shall specifically be limited to Tenant's leasehold interest in the Premises, and then Tenant shall be responsible for having a corresponding Notice of Termination timely recorded in the county which the Property is located upon the completion of such work.

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      18. Landlord's Insurance.

      (a) Landlord shall, as part of the Operating Expenses, maintain fire and extended coverage insurance on the Building and the Premises (which may include vandalism and malicious mischief coverage) and such endorsements as Landlord may require or is otherwise reasonably consistent with other similarly situated buildings) in an amount not less than the full replacement value thereof (which may be exclusive of foundations), or in such amounts as Mortgagee shall require, with such deductibles as shall be determined by Landlord from time to time. Landlord reserves the right to self-insure the Building so long as a financial institution such as an insurance company, bank, savings and loan association, or pension fund having a net worth of at least $100 million owns an interest in the Building of 50% or more. All insurance obtained by Landlord in connection with the Building shall be passed through to the tenants of the Building, including Tenant, as part of the Operating Expenses, and payments for losses thereunder shall be made solely to Landlord or Mortgagee as their interests shall appear. In the event of self-insurance, the premium cost equivalency of such policy or policies shall be a part of the Operating Expenses.

      (b) Landlord shall, as part of the Operating Expenses, maintain a policy or policies of commercial general liability insurance with respect to the Common Areas and the activities thereon in such amounts as Landlord or any Mortgagee may require. In the event of self-insurance (as referenced in Paragraph 18(a) above), the premium cost equivalency of such policy or policies shall be part of the Operating Expenses.

      (c) Landlord may purchase insurance for windstorm, flood, plate glass, sign, automobile, sinkhole, business income, rent loss, liquor liability and such other insurance which Landlord or any Mortgagee may require in their sole discretion and with such deductibles as Landlord may desire. The costs of all such insurance shall be part of the Operating Expenses.

      (d) Landlord may hereafter raise or lower such coverage in such amounts as may from time to time be prudent to Landlord within its sole discretion.

      19. Tenant's Insurance and Requirements.

      (a) Tenant agrees to secure and keep in force from and after the date Landlord shall deliver possession of the Premises to Tenant (or the earlier date Tenant enters the Premises for any purpose) and throughout the Lease Term, at Tenant's own cost and expense:

            (i) Commercial general liability insurance with a single combined limit, including any umbrella or excess commercial policy, with a broad form commercial general liability endorsement applicable to the Premises and its appurtenances, the sidewalks, if any, abutting and/or adjoining the Premises, and the business operated by Tenant and/or any party, in or from the Premises, on an occurrence basis in an amount of not less than $1,000,000 and $2,000,000 aggregate or such additional amount as may be reasonably required by Landlord from time to time, which shall include insurance for personal injury, death or property damage occurring upon, in or about the Premises, including water damage and sprinkler leakage legal liability, and shall include products and completed operations coverage with a reasonable deductible consistent with standard industry practice.

            (ii) Special Form property insurance covering all the items included in Tenant Improvements, Tenant's leasehold improvements, the HVAC equipment serving the Premises, and all trade fixtures, furniture, decorations, equipment, inventory, merchandise and personal property from time to time in, on or upon the Premises, and alterations, additions or changes made by Tenant, in an amount not less than one 100% percent of their replacement cost from time to time during the Lease Term without co-insurance, providing protection against perils

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included within a standard Florida form of fire and extended coverage insurance policy, together with insurance against sprinkler damage (if sprinklers are installed), vandalism, theft, and malicious mischief, and shall also include plate glass coverage for all plate glass along the exterior walls of the Premises, with a reasonable deductible consistent with standard industry practice. At Landlord's option, any proceeds from such insurance shall be held by an escrow agent approved by Landlord for the repair, restoration, reconstruction or replacement of the property damaged or destroyed unless this Lease shall cease and terminate as hereinafter provided.

            (iii) Workers' Compensation insurance in the amount required by law, and employer's liability insurance in an amount of not less than $100,000 with a reasonable deductible consistent with standard industry practice.

            (iv) Intentionally waived due to Tenant's contingency relocation plan for emergency situations. Business income and interruption insurance respecting Tenant's operations from the Premises sufficient to cover Tenant's overhead and payroll for at least 12 months.

            (v) During any period when Tenant Improvements or any other construction work is being performed within the Premises or on the Property by or for Tenant, Tenant or its contractor(s) shall provide builder's risk insurance equal to the replacement cost of any improvements being constructed, naming Landlord as a loss payee, and owner's and contractor's protective liability insurance in an amount of not less than $1,000,000 with a reasonable deductible consistent with standard industry practice; and each contractor shall maintain worker's compensation insurance as required by law, and Landlord shall be provided with certificates evidencing same.

      (b) Tenant's Insurance - Special Requirements. All policies of insurance provided for in Paragraph 19(a) above shall: (i) be issued in form and by an insurance company approved by Landlord rated A VII or better by the then current Best's Guide, and qualified to do business in the State of Florida; (ii) name the following parties (the "Interested Parties") as additional insureds (or as loss payee, as applicable): Landlord, Landlord's agents and managers, any ground lessor or Mortgagee, and any other parties in interest from time to time designated in writing by notice from Landlord to Tenant; (iii) be delivered (or, at Landlord's option, a certificate thereof acceptable to Landlord) to the Interested Parties upon or before delivery of possession of the Premises to Tenant and thereafter within 30 days prior to the expiration of each such policy, and, as often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained by Tenant in like manner and to like extent; (iv) shall contain a provision that the insurer will give the Interested Parties at least 30 days notice in writing in advance of any cancellation, termination or lapse, or the effective date of any reduction in the amounts of insurance or any other material change; (v) shall be written as a primary policy which does not contribute to and is not in excess of coverage which the Interested Parties may carry, and (vi) shall contain a provision that the Interested Parties, although added as additional insureds or named as loss payees, shall nevertheless be entitled to recover under said policies for any loss occasioned to them, or their servants, agents and employees by reason of the negligence of Tenant. The limit of any insurance maintained by Tenant shall not limit the liability of Tenant hereunder. Tenant shall also maintain at its expense such other insurance as is customarily carried by businesses similar to Tenant's business, in such amounts and conditions as Landlord may reasonably require.

(c) Proceeds. All insurance proceeds payable with respect to the Premises, and the Additional Improvements shall belong to and shall be payable to Landlord, provided that in the event of any damage or destruction to the Premises and the Lease is not terminated pursuant to any right hereunder, and Tenant completes its obligation to repair, redecorate and refixture the Premises in accordance with Paragraph 22, Tenant shall be entitled to the proceeds of the insurance carried by Tenant covering the Additional Improvements, but such insurance proceeds shall be held in trust by or on behalf of Tenant for such purposes in a manner reasonably acceptable to Landlord. If Tenant shall fail to complete the repairs, redecoration and refixturing which it is obligated to perform under Paragraph 22, or if this Lease is terminated prior to completion of such work,

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Tenant shall have no right or claim to such proceeds, and all such proceeds shall be turned over to Landlord and disposed of as Landlord, in its sole and absolute discretion, may determine. Upon termination of this Lease by Tenant pursuant to Paragraph 22, Tenant shall also pay to Landlord any deductible of any Tenant insurance policy with respect to the Premises and if the proceeds are insufficient to complete any restoration work, Tenant shall pay Landlord any deficiency.

      20. Indemnity; Limitation of Liability.

      (a) Landlord shall not be liable for, and Tenant will indemnify, defend, and save Landlord harmless of and from, all fines, suits, damages, claims, demands, losses, and actions (including attorneys' fees) for any injury to person or damage to or loss of property on or about the Premises, the Building, Property, and the Complex caused by the negligence or misconduct or breach of this Lease by Tenant, its employees, subtenants, invitees, licensees, or by any other person entering the Premises, the Building, the Complex, or the Property under express or implied invitation of Tenant, or arising out of Tenant's use of the Premises.

      (b) Landlord shall not be responsible for any of its or any other person's acts or omissions including, without limitation, its negligence, or the acts, omissions or negligence of any party for whom Landlord could be responsible or liable including, without limitation, its agents, employees, invitees, lessees, licensees or independent contractors, that causes any loss or damage to any property or the death or injury to any person, whether occasioned: (i) by theft, fire, act of God or public enemy, injunction, riot, strike, insurrection, war, court order, requisition of other governmental body or authority; (ii) due to the Premises, the Building, the Complex, or the Property or any part thereof becoming out of repair; (iii) by the happening of any accident in or about the Premises, the Building, the Complex or the Property; (iv) due to any act of neglect of any tenant or occupant of the Building, the Complex, or the Property or of any other person; or (v) otherwise. This provision shall apply especially (but not exclusively) to damage caused by water, frost, weather, steam, sewerage, electricity, gas, sewer gas or odors, or by the bursting or leaking of pipes or plumbing work, and shall apply equally whether such damage be caused by act or neglect of Landlord or any of the other tenants, occupants, or maintenance personnel of the Building, the Complex, or of the Property, or of any other person. Notwithstanding the foregoing, but subject to Paragraph 21, Landlord shall be liable for any such loss, damage, death or injury, which is proximately caused by the Landlord's gross negligence or willful misconduct.

      21. Waiver of Subrogation Rights. Except as otherwise provided in Paragraph 22(b) of this Lease, Landlord and Tenant each waives on behalf of itself and its insurers (none of which shall ever be assigned any such claim or be entitled thereto due to subrogation or otherwise) any and all rights of recovery, claim, action, or cause of action against the other, its agents, officers, or employees, for any loss or damage that may occur to the Premises, or any improvements thereto or the Building, the Complex, or the Property of which the Premises are a part, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other causes which are, or could or should be insured against under the terms of the standard fire and extended coverage insurance policies referred to in Paragraphs 18 or 19 hereof, regardless of whether such insurance is actually maintained and regardless of the cause or origin of the damage involved, including negligence of the other party hereto, its agents, officers, or employees.

      22. Casualty Damage.

      (a) If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. If: (i) the Building or the Complex shall be so damaged that substantial alteration or reconstruction of the Building, Complex or the Property shall, in Landlord's sole opinion, be required (whether or not the Premises shall have been damaged by such casualty); (ii) any Mortgagee's interest in the Building, the Complex or the Property requires that the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt; (iii) there is any material uninsured loss to the Building, the Complex, the Property or any part

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thereof; Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within 90 days after the date of such casualty; and may, at its option, not repair, reconstruct, or restore the Premises or the Building, whether or not the Premises have suffered from the casualty.

      If the Landlord estimates that it can repair the Shell Improvements (as hereinafter defined) within 360 days from receipt of all insurance proceeds, the Lease will continue unless otherwise terminated by Landlord as provided above. If Landlord estimates that it cannot make the necessary repairs in 360 days from receipt of all insurance proceeds, it will advise Tenant of its estimate of how long the repairs will take and Tenant will have 30 days from Landlord's estimate to elect whether to terminate the Lease or not. If Tenant fails to terminate the Lease at that juncture, it cannot thereafter terminate the Lease in connection with the casualty, provided that Landlord is proceeding in good faith to repair, and provided that the repairs do not take longer than 60 days more than Landlord's estimate. Landlord's estimate of the length of time necessary to complete repairs shall be given to Tenant the later of: (i) 30 days after a written request from Tenant is received by Landlord; and (ii) 60 days after the occurrence of a casualty. However, if Landlord is prevented by force majeure ("Delays"), from completing the restoration within said applicable period, and if Landlord provides Tenant with written notice of such cause for the Delays within 15 days of the occurrence thereof, said notice to contain the reason for the Delays and a good faith estimate of the period of the delay caused thereby, then Landlord shall have an additional period beyond said applicable period, equal to the Delays in which to restore the damaged areas of the Building; and Tenant may not elect to terminate this Lease until said additional period required for completion has expired with the Building not having been substantially restored. Landlord's obligation to restore shall not require Landlord to spend for such work an amount in excess of the insurance proceeds actually received by Landlord as a result of the casualty and Landlord's restoration obligations shall be limited to the Building shell and the Shell Improvements located in the Premises.

      When the Landlord's repairs have been substantially completed by Landlord, Tenant shall promptly complete the restoration of all improvements to the Premises in excess of the Shell Improvements (including, without limitation, all Tenant Improvements unless Landlord elects to restore any such Tenant Improvements, which restoration shall in all events be at the expense of Tenant) which are necessary to permit Tenant's reoccupancy of the Premises and to restore the Premises to the condition immediately before such casualty or damage, in accordance with plans and specifications approved by Landlord and Tenant pursuant to the provisions applicable to Tenant Improvements. Landlord shall have the right, but not the obligation, to bid such work on behalf of Tenant and shall become Tenant's contractor in the event: (i) its bid is the low bid; or (ii) Landlord elects to match the low bid received by Tenant from any other qualified contractor. In any event Landlord shall have the right to approve any contractor Tenant selects to perform such work. Tenant shall also be responsible for the restoration of Tenant's furniture, equipment, and fixtures. All cost and expense of reconstructing the Premises to a level in excess of Shell Improvements shall be borne by Tenant.

      (b) Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such casualty damage or the repair thereof; except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of Rent until the Shell Improvements are substantially completed by Landlord and a reasonable period of time has elapsed for Tenant to restore the Tenant Improvements, but such time period not to exceed 60 days from the date Landlord substantially completes the Shell Improvements. If the Premises or any other portion of the Building, Complex or the Property be damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant's agents, contractors, employees, or invitees, the Rent hereunder shall not be diminished during the repair of such damage, and Tenant shall be liable to Landlord for the cost of the repair and restoration of the Premises, the Building, the Complex and/or the Property caused thereby to the extent such cost and expense is not covered by insurance proceeds. "Shell Improvements" shall mean the Building as initially constructed, but shall not include any of the Tenant Improvements or other improvements made to the Premises or any other premises leased by tenants of Landlord.

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      23. Condemnation. If the whole or substantially the whole of the Complex,
Building or the Premises should be taken for any public or quasi-public use, by right of eminent domain or otherwise or should be sold in lieu of condemnation, then this Lease shall terminate as of the date when physical possession of the Building or the Premises is taken by the condemning authority. If less than the whole or substantially the whole of the Property, Complex, Building or Premises is thus taken or sold, Landlord (whether or not the Premises are affected thereby) may, at its option, terminate this Lease by giving written notice thereof to Tenant; in which event this Lease shall terminate as of the date when physical possession of such portion of the Property, Complex, Building or Premises is taken by the condemning authority. If this Lease is not so terminated upon any such taking or sale, and if a portion of the Building or the Premises is taken, the Base Rent payable hereunder shall be diminished by an equitable amount, and Landlord shall, to the extent Landlord deems feasible, restore the Building and, if affected, the Premises to substantially their former condition, but such work shall not exceed the scope of the work done by Landlord in originally constructing the Shell Improvements and the Landlord's portion of the Tenant Improvements in the Premises, nor shall Landlord in any event be required to spend for such work an amount in excess of the amount received by Landlord as compensation for such taking. All amounts awarded upon a taking of any part or all of the Property, Building, Complex or Premises shall belong to Landlord, and Tenant shall not be entitled to and expressly waives all claims to any such compensation.

      24. Events of Default; Remedies.

      (a) The following events shall be deemed to be, but are not exclusively, "Events of Default" by Tenant under this Lease: (i) Tenant shall fail to pay any Rent or other sum of money when due under this Lease; (ii) Tenant shall fail to comply with any provision of this Lease or any other agreement between Landlord and Tenant (including, without limitation, the Work Letter) not requiring the payment of money (all of which terms, provisions, and covenants shall be deemed material) and such failure shall continue for a period of 15 days after written notice of such default is delivered to Tenant, or if such failure could not reasonably be cured within such period, Tenant shall have failed to commence such cure within such period or thereafter failed to prosecute with diligence such cure to completion, but in not event later than 60 days after Landlord's initial notice to Tenant of such failure; (iii) the leasehold hereunder demised shall be taken by execution or other process of law in any action against Tenant; (iv) Tenant notifies Landlord, at any time prior to the Rent Commencement Date, that Tenant does not intend to take occupancy of the Premises upon the Rent Commencement Date, or Tenant shall fail to promptly move into and take possession of the Premises when the Premises are ready for occupancy or shall cease to do business in or abandon any substantial portion of the Premises; (v) Tenant shall become insolvent or unable to pay its debts as they become due, or Tenant notifies Landlord that it anticipates either condition;
(vi) Tenant or any guarantor takes any action to, or notifies Landlord that Tenant or any guarantor intends to file a petition under any section or chapter of the Bankruptcy Code, as amended from time to time, or under any similar law or statute of the United States or any State thereof, or a petition shall be filed against Tenant or any guarantor under any such statute, or Tenant or any guarantor or any creditor of Tenant notifies Landlord that it knows such a petition will be filed, or Tenant or any guarantor notifies Landlord that it expects such a petition to be filed; (vii) a receiver or trustee shall be appointed for Tenant's leasehold interest in the Premises or for all or a substantial part of the assets of Tenant or any guarantor; (viii) Tenant shall make any assignment of this Lease or sublease of all or any portion of the Premises without Landlord's prior consent in violation of the terms of this Lease; (ix) Tenant shall remove or permit the removal of any furniture, fixtures or equipment from the Premises other than in the ordinary course of its business; (x) if Tenant fails more than twice within any 12 month period to observe or perform any covenant, condition, or agreement of this Lease (including without limitation the payment of Rent), regardless of whether such defaults shall have been cured by Tenant, the third default shall at the election of Landlord, in its sole and absolute discretion, be deemed a noncurable Event of Default; (xi) Tenant or any agent of Tenant falsifies any report or misrepresents other information required to be furnished to Landlord pursuant to this Lease; (xii) the death of Tenant or any guarantor of Tenant's obligations; or the commencement of steps or proceedings toward the dissolution,

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

winding up, or other termination of the existence of the Tenant or of any guarantor of the Tenant's obligations, or toward the liquidation of either of their respective assets; or (xiii) the occurrence of any other event described as a default elsewhere in the Lease or any amendment thereto, regardless of whether such event is defined as one of the Events of Default in this Paragraph.

      (b) Upon the occurrence of any of the Events of Default enumerated above, or any other event of default by Tenant under this Lease Landlord shall have the option to pursue any one or more of the following remedies without any notice (except for that expressly required by Subparagraph 24(a)) or demand for possession whatsoever (and without limiting the generality of the foregoing, Tenant hereby specifically waives notice and demand for payment of Rent or other obligations due): (i) terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord; (ii) terminate Tenant's right to occupy the Premises and re-enter and take possession of the Premises (without terminating this Lease); (iii) Landlord shall have the right, with or without terminating or canceling this Lease or Tenant's right to possession of the Premises, to declare all amounts and Rents due under this Lease for the remainder of the Lease Term (or any extension or renewal thereof) to be immediately due and payable, and thereupon all rents and other charges due hereunder to the end of the Lease Term (or any extension or renewal term, if applicable) shall be accelerated, but such accelerated amount shall be discounted to the then present value at the discount rate of the Federal Reserve Bank of the district within which the Premises is located; (iv) Landlord may elect to enter and repossess the Premises and relet all or part of the Premises for Tenant's account, for a term or terms which may, at Landlord's option, be equal to, less than, or greater than the period which would otherwise have constituted the balance of the Lease Term, holding Tenant liable in damages for all expenses incurred in any such reletting including, without limitation, any Tenant improvement allowance, expenditures in connection with renovation, maintenance, repairs and/or alterations for the new tenant, broker's commissions, legal fees, etc. and for any difference between the amount of rent received from such reletting and the Rent due and payable under the terms of this Lease; (v) enter upon the Premises and do whatever Tenant is obligated to do under the terms of this Lease, and Tenant agrees to reimburse Landlord on demand for any expense which Landlord may incur in effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action; and (vi) exercise all other remedies available to Landlord at law or in equity, including, without limitation, injunctive relief of all varieties.

      In the event Landlord elects to re-enter or take possession of the Premises after Tenant's default, Tenant hereby waives notice of such re-entry or repossession. Landlord may make such alterations and/or decorations in the Premises as Landlord, in Landlord's sole discretion, considers advisable and necessary for the purpose of reletting, securing or maintaining the Premises. Landlord, in addition to all other rights and remedies it may have, shall have the right to keep in place and use all of the inventory, furniture, fixtures, equipment and other personal property in the Premises and/or remove any or all of Tenant's property from the Premises which may then be sold, disposed of, or stored at the cost of and for the account of Tenant. Landlord shall not be responsible for the care or safekeeping of any such property and Tenant waives any claim against Landlord relating thereto. No re-entry or taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless written notice of such intention is given to Tenant. Notwithstanding any reletting without termination of this Lease, Landlord may at any time thereafter elect to terminate this Lease. In any event, Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished by reason of, any failure by Landlord to relet the Premises or any failure by Landlord to collect any sums due upon such reletting, and the refusal, failure or inability of Landlord to relet the Premises or any part or parts thereof shall not release or affect Tenant's liability for damages, the Tenant hereby specifically waiving any duty on the part of Landlord to mitigate damages that may otherwise be imposed by law. Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, expel or remove Tenant and any other person who may be occupying said Premises or any part thereof. In addition, the provisions of Paragraph 26 hereof shall apply with respect to the period from and after the giving of notice of such termination to Tenant. All of Landlord's remedies shall be cumulative and not exclusive. Forbearance by Landlord to enforce one or more of the remedies herein provided

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upon an event of default shall not be deemed or construed to constitute a waiver of such default. Without limiting the generality of the foregoing, the maintenance of any action or proceeding to recover possession of the Premises or any Rent or any other monies that may be due or become due from Tenant to Landlord shall not preclude Landlord from thereafter instituting and maintaining subsequent actions or proceedings for the recovery of possession of the Premises or of any other Rent or monies that may be due or become due from Tenant. Any entry or re-entry into the Premises by Landlord shall not be deemed to absolve or discharge Tenant from liability under this Lease.

      (c) In addition to any other rights and remedies available to Landlord under this Lease and/or at law and/or in equity, Tenant shall reimburse Landlord upon demand the unamortized portion of: (i) any Tenant Improvement Allowance;
(ii) brokerage fees paid by Landlord in connection with this Lease; (iii) costs expended by Landlord in connection with any Tenant Improvements made by Landlord; and (iv) all other costs, expenses and other sums incurred by Landlord in connection with preparing and/or improving the Premises for Tenant's occupancy under this Lease.

      (d) Tenant hereby expressly waives any and all rights of redemption and rights to relief from forfeiture granted by or under any present or future laws, if Tenant shall be evicted or dispossessed from the Premises for any cause, or Landlord reenters the Premises following the occurrence of any Event of Default hereunder, or this Lease is terminated before the expiration date thereof originally fixed herein. For the enforcement of Landlord's remedies, Landlord may have recourse to any applicable legal or equitable process for the recovery of possession of the Premises and the right to seek an injunction or a declaratory judgment as if no other remedies were provided herein for such breach. Except as otherwise specifically required by this Lease, Tenant waives any and all statutory and legal notice requirements.

      25. Peaceful Enjoyment.

      (a) Tenant shall, and may peacefully have, hold, and enjoy the Premises, subject to the other terms hereof including, without limitation, Paragraph 27 hereof, provided that Tenant timely pays the Rent and other sums herein recited to be paid by Tenant, and timely performs all of Tenant's covenants and agreements contained in this Lease. This covenant and all other covenants of Landlord shall be binding upon Landlord and its successors only with respect to breaches occurring during its or their respective periods of ownership of Landlord's interest hereunder. Landlord shall be entitled to cause Tenant to relocate from the Premises to a comparable space (a "Relocation Space") within the Complex at any time upon 30 days prior written notice to Tenant. The costs of the physical relocation of Tenant (including its reasonable moving expenses) shall be at the expense of Landlord. Such a relocation shall not terminate or otherwise affect or modify this Lease except that from and after the date of such relocation, the "Premises" shall refer to the relocation space into which Tenant has been moved, rather than the original Premises as herein defined. Landlord shall have the right in its sole discretion, at any time and from time to time, without notice to Tenant, to undertake (i) renovation or (ii) further development of the Property by way of expansion of the existing Building, the Parking Facility, or any other part of the Complex; provided that such renovation or development by Landlord shall not unreasonably interfere with Tenant's use and occupancy of the Premises or access to the Building and the Parking Facility.

      (b) Notwithstanding anything contained in this Lease to the contrary, should Landlord determine that an emergency exists that threatens the Complex, Building or any of the tenants or persons therein, or any of their property (e.g. an impending hurricane, a bomb threat to the Complex or Building), including but not limited to emergencies caused by persons or natural conditions outside of Landlord's control, Landlord shall have the right to close the Complex and/or the Building and require all tenants, including Tenant, to evacuate the Building and/or Complex until such emergency ceases to exist. Such closure shall not affect Base Rent, any other Rent or the Lease Term.

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      26. Surrender; Holding Over. This Lease shall terminate at 11:59 p.m. on the day of the expiration of the Lease Term without the necessity of notice from either Landlord or Tenant. Upon the expiration or termination of this Lease (or such other time as Tenant may vacate the Premises, notwithstanding that so vacating may constitute a default), Tenant shall peacefully surrender, quit and vacate the Premises and deliver up same to Landlord in accordance with the terms of this Lease and in good order, condition and repair, as the same shall be on the date Tenant opens for business in the Premises, or the date any subsequent improvements to the Premises are completed, ordinary wear and tear and damage by fire or other insured casualty for which Landlord has received the applicable proceeds excepted, broom clean, with all trash removed. Tenant shall also deliver to Landlord all keys to the Premises and shall inform Landlord of all combinations and codes on any locks, alarms, safes and vaults in the Premises. In the event of holding over by Tenant after expiration or other termination of this Lease, or in the event Tenant continues to occupy the Premises after the termination of Tenant's right of possession pursuant to Paragraph 24(b) hereof, Tenant shall, throughout the entire holdover period, pay Rent equal to twice the Base Rent and Additional Rent which would have been applicable had the Lease Term continued through the period of such holding over by Tenant. No holding over by Tenant after the expiration of the Lease Term shall be construed to extend the term of this Lease, and Tenant shall be deemed to be a tenant-at-sufferance during such holdover period. If, as a direct result of Tenant's holding over in the Premises after expiration or other termination of this Lease, Landlord suffers damages or incurs additional obligations to any third party who has leased part or all of the Premises, Tenant shall indemnify Landlord to the extent of such damages or additional obligations, including without limitation Landlord's attorneys' fees.

      27. Subordination to Mortgage; Attornment .

      (a) Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust, ground lease, or other lien presently existing or hereafter arising upon the Premises, or upon the Building, the Complex or the Property and to any renewals, refinancing and extensions thereof or of any ground leases (collectively, a "Mortgage"), and Tenant agrees that any Mortgagee shall have the right at any time to subordinate such Mortgage to this Lease on such terms and subject to such conditions as Mortgagee may deem appropriate in its discretion. The terms of this Lease are subject to approval by Mortgagee, and such approval is a condition precedent to Landlord's obligations under this Lease. Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any Mortgage now existing or hereafter placed upon the Premises, or the Building, the Complex or the Property, and Tenant agrees upon demand to execute such further instruments (collectively, "Subordination Instrument") subordinating this Lease or attorning to the holder of any such Mortgage as Landlord may request. Tenant's failure to execute the Subordination Instrument promptly as requested shall not be grounds for Tenant to terminate this Lease or afford Tenant any right or remedy against Landlord. If Tenant fails to execute the Subordination Instrument promptly upon request, Tenant hereby irrevocably constitutes Landlord as its attorney-in-fact to execute the Subordination Instrument in Tenant's name, place, and stead, it being agreed that such power is one coupled with an interest. Tenant shall be responsible for paying any legal fees or charges required by Mortgagee to execute and deliver the Subordination Instrument and any legal fees and charges incurred by Landlord in connection with the Subordination Instrument.

      (b) If a Mortgagee, or any other person claiming under a Mortgage, succeeds to Landlord's interest in this Lease whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease or otherwise, Tenant will recognize and attorn to said Mortgagee or other person as its Landlord under this Lease. In the event of a termination of any Mortgage, foreclosure or deed in lieu (as applicable), any new owner shall not: (i) be liable for any act or omission of Landlord or with respect to events occurring prior to acquisition of ownership to the extent applicable to the period prior to the date such new owner succeeds to Landlord's interest under this Lease;
(ii) be subject to any offsets or defenses which Tenant might have against Landlord to the extent applicable to the period prior to the date such new owner succeeds to Landlord's interest under this Lease; or (iii) be bound by prepayment of more than one month's Rent.

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

      28. Estoppel Certificates. Tenant agrees that it will from time to time within 5 days of each request by Landlord, execute and deliver to such persons as Landlord shall request, a statement (each, a "Tenant Estoppel Certificate") in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which Rent and other charges payable under this Lease have been paid, stating that Landlord is not in default hereunder (or if Tenant alleges a default, stating the nature of such alleged default), and further stating such other matters as Landlord shall reasonably require. Landlord shall provide the form of each such statement. Any Tenant Estoppel Certificate may be relied upon by Landlord or any prospective purchaser, Mortgagee, or prospective Mortgagee of the Complex or any portion thereof. If Landlord submits an estoppel certificate to Tenant and Tenant fails to return same duly executed and acknowledged, or fails to object to its contents, within said 5 day period, the matters set forth therein shall conclusively be deemed to be correct.

      29. Parking.

      (a) During the Lease Term, Tenant shall have the non-exclusive use in common with Landlord, other Building tenants, other Complex tenants and/or other parties and their respective guests and invitees, of the driveways of and pedestrian access to the Parking Facility and the Property, subject to the Rules and Regulations promulgated by Landlord from time to time. During the Lease Term, Landlord shall at all times provide for: (i) the use of Tenant and its employees (including part-time employees), officers and directors the Parking Spaces in the Parking Facility; and (ii) for Tenant's guests and invitees (but not for Tenant's employees, officers or directors) non-exclusive use of the Parking Facility at the then current charges and fees, it being the intent of the parties that Tenant's employees, officers and directors may occupy no more than the number of unassigned Parking Spaces set forth in Paragraph 1(a) of this Lease. The Parking Spaces shall be for no additional charge to Tenant Landlord shall also have the right to establish or modify the methods used to control parking in the Parking Facility, including, without limitation, the installation of certain control devices or the hiring of parking attendants or a managing agent or the installation of a valet parking system.

      (b) Landlord shall have no liability whatsoever for any property damage or personal injury which might occur as a result of, or in connection with, the use of the Parking Spaces or the Parking Facility by Tenant, its employees, agents, invitees, and licensees; and Tenant hereby agrees to indemnify and hold Landlord harmless from and against any and all costs, claims, expenses, or causes of action which Landlord may incur in connection with or arising out of Tenant's use of the Parking Spaces and the Parking Facility unless caused by the gross negligence or willful misconduct of Landlord.

      30. Attorneys' Fees. If any action or proceeding is commenced in which Landlord intervenes or is made a party by reason of being the Landlord under this Lease, Tenant shall reimburse Landlord for Landlord's costs and expenses incurred as a result thereof, including without limitation, reasonable attorneys' and paralegals' fees, provided that in the event of any litigation between the parties under this Lease, the prevailing party shall be entitled to receive from the other party full reimbursement of such prevailing party's reasonable attorneys' and paralegals' fees and costs incurred therewith, whether such fees or costs are incurred before, during, or after any trial or administrative proceeding or on appeal or in bankruptcy.

      31. No Implied Waiver. The failure of Landlord to insist at any time upon the strict performance of any covenant or agreement contained herein or to exercise any option, right, power, or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Rent due under this Lease shall be deemed to be other than on account of the earliest Rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy in this Lease provided.

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      32. Landlord's Liability. The term "Landlord," as used in this Lease, shall mean only the owner or owners, at the time in question, of the fee title to the Building. In the event of any transfer of such title or interest, Landlord as named in this Lease (and in the case of any subsequent transfers, then the grantor) shall be relieved from and after the date of such transfer of all liability in respect of Landlord's obligations thereafter to be performed, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall, subject to the above, be binding on Landlord's successors and assigns, only during their respective periods of ownership. The obligations of Landlord under this Lease do not constitute personal obligations of Landlord or the individual partners, shareholders, members, managers, directors, officers, and property managers, and Tenant shall look solely to Landlord's then existing interest in the Building, and to no other assets of Landlord, for satisfaction of any liability in respect of this Lease, and will not seek recourse against the individual partners, shareholders, members, managers, directors, officers, property managers, or any of their personal assets for such satisfaction. No other properties or assets of Landlord shall be subject to levy, execution, or other enforcement procedures for the satisfaction of any judgment (or other judicial process) or for the satisfaction of any other remedy of Tenant arising out of or in connection with this Lease, the relationship of Landlord and Tenant, or Tenant's use of the Premises. Anything to the contrary contained in this Lease notwithstanding, Landlord shall under no circumstances be liable for injury to Tenant's business or for any loss of income, incidental or consequential damages, or profit therefrom or for punitive damages, all of which is expressly waived by Tenant.

      33. Security Deposit. Intentionally deleted.

      34. Notice. Unless otherwise provided in this Lease, all notices and requests required or permitted under this Lease to Landlord or Tenant shall be in writing and shall be addressed to the addresses indicated in this Lease or to any other address that Landlord or Tenant may designate in a notice to the other party given at least 15 days in advance. All notices shall be deemed to be properly served if delivered to the appropriate address by registered or certified mail (with postage prepaid and return receipt requested), courier, express delivery service (such as FEDEX, D.H.L. or similar express services), or by facsimile transmission (provided that there is independent verification of delivery). Anything contained herein to the contrary notwithstanding, no notice of default, termination or election of any right under this Lease by Tenant (collectively "Material Notices") shall be deemed delivered to, or received by, the receiving party if sent by the sending party only by facsimile. Such Material Notices, if sent by facsimile, must also be sent by any other notice method described in this Paragraph and shall only be deemed received by Landlord pursuant to the provisions applicable to such applicable non-facsimile notice method so utilized. The date of service of a notice served shall be the date of actual receipt or refusal of delivery. If any Mortgagee shall notify Tenant that it is the holder of a Mortgage affecting the Premises, no notice of default thereafter sent by Tenant to Landlord shall be effective unless and until a copy of the same shall also be sent to such Mortgagee in the manner prescribed in this Paragraph and to such address as such Mortgagee shall designate. Until further notice: (i) the address for Tenant shall be the Name and Address of Tenant for Notices as set forth in Paragraph 1(a); and (ii) the address for Landlord shall be as follows:

                  Rivergate Plaza - Suite 900
                  444 Brickell Avenue
                  Miami, Florida  33131
                  Attn:  Property Manager
                  Fax Number: 305-577-8838

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

      with a simultaneous copy of Material Notices only to:

                  Bilzin Sumberg Dunn Baena Price & Axelrod LLP
                  2500 First Union Financial Center
                  200 South Biscayne Boulevard
                  Miami, Florida 33131-2336
                  Attn:  John C. Sumberg, Esq.
                  Fax Number: 305-374-7593

      Once Tenant has taken occupancy of the Premises, any notice from Landlord to Tenant shall be effective if delivered to the Premises address in the manner provided in this Paragraph. Although the parties may communicate from time to time by email, email correspondence shall not be deemed to be effective notice under this Lease. Notices may be given on behalf of any party by such party's legal counsel. In the event of any litigation under this Lease, the foregoing notice provisions shall in no way prohibit notices from being given as provided in the rules of civil procedure of the State of Florida, as the same may be amended from time to time and any notice so given in any such litigation shall constitute notice herein.

      35. Severability. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be otherwise valid and enforced to the fullest extent permitted by law.

      36. Recordation. Tenant agrees not to record this Lease or any memorandum hereof. At Landlord's request, Tenant agrees to promptly execute a memorandum of this Lease in recordable form, and Landlord may, at its option, record such memorandum in the Public Records of the County in which the Property is located.

      37. Governing Law. This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the State of Florida. Landlord and Tenant agree to submit to the personal jurisdiction of and that the venue for any proceeding under or relating to this Lease shall be in any court serving the county where the Property is located.

      38. Force Majeure. Whenever a period of time is herein prescribed for the taking of any action by either party, neither Landlord nor Tenant shall be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other cause whatsoever beyond the control of Landlord or Tenant; provided, however, no permitted delay by Tenant may, in any event, exceed 30 days and provided further, that the foregoing shall not excuse Tenant from the prompt payment of any Rent or delay the date on which Tenant's obligation to commence to pay Rent shall begin.

      39. Time of Performance. Except as expressly otherwise herein provided, with respect to all required acts of Tenant, time is of the essence of this Lease.

      40. Transfers by Landlord. Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Complex and the Property referred to herein, and in such event and upon such transfer, Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for the performance of such obligations.

      41. Brokers. Landlord and Tenant each represent and warrant one to the other that except as may be hereinafter set forth, neither of them has contracted with any broker in connection with the negotiations of the terms of this Lease or the execution thereof. Landlord and Tenant hereby agree to

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

indemnify and to hold each other harmless against any loss, expense or liability with respect to any claims for commissions, finder's fees or brokerage fees arising from or out of any breach of the foregoing representation and warranty. Landlord has advised Tenant that Landlord has contracted with as its broker the Landlord's Broker, which entity may be related to Landlord, and Landlord shall be responsible for any commission due Landlord's Broker in connection with this transaction pursuant to a separate written agreement. If Tenant's Broker has been defined in Paragraph 1(a) of this Lease, then Tenant has advised Landlord that Tenant has contracted with Tenant's Broker as its broker and Landlord shall be responsible for the Commission for Tenant's Broker subject to the existence of a separate written agreement between Tenant's Broker and Landlord.

      42. Effect of Delivery of This Lease. Landlord has delivered a copy of this Lease to Tenant for Tenant's review only, and the delivery hereof does not constitute an offer to Tenant or option to lease. This Lease shall not be effective until a copy executed by both Landlord and Tenant is delivered to and accepted by Landlord.

      43. Exhibits. All of the Exhibits are incorporated herein and made a part of this Lease for all purposes.

      44. Captions; Construction. The Paragraph captions used herein are for convenience and reference only and in no way add to or detract from the interpretation of the provisions of this Lease. Landlord, Tenant and their separate advisors believe and agree that this Lease is the product of their joint efforts, that it expresses their agreement, and that this Lease shall be construed without regard to any presumption or other rule permitting construction against the party causing this Lease to be drafted and shall not be construed more strictly in favor of or against either of the parties hereto merely because of their efforts in its preparation, but this Lease shall be interpreted in accordance with the general tenor of the language in an effort to reach the intended result.

      45. Prior Agreements and Amendments. This Lease contains the sole and entire agreement between the parties hereto and supersedes all previous written and oral negotiations and agreements between the parties with respect to the subject matter of this Lease. All prior agreements, understandings, representations and/or promises made or entered into by the parties hereto are superseded by and replaced with this Lease, so that this Lease is the sole agreement between the parties. The provisions of this Lease may not be modified or amended, except by an instrument in writing and signed by both parties hereto.

      46. Binding Effect; Usage . This Lease shall be binding upon and inure to the benefit of Landlord, its successors and assigns, and Tenant, its successors and, to the extent assignment is permitted under the provisions hereof, Tenant's assigns. The word "Tenant" shall be deemed and taken to mean each and every person or party mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given or to all thereof. If more than one party has executed this Lease as "Tenant," the liability of each party hereunder is joint and several. The use of the neuter singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, a partnership, a limited liability company, a firm, a corporation, or a group of 2 or more individuals or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one Landlord or Tenant and to either corporations, associations, partnerships, or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

      47. Statutory Notice Requirement. Tenant hereby acknowledges receipt of the following notice as required by Chapter 88-285, Laws of Florida:

      RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

      48. Waiver of Trial by Jury. IT IS MUTUALLY AGREED BY AND BETWEEN LANDLORD AND TENANT THAT THE RESPECTIVE PARTIES HERETO SHALL AND THEY DO HEREBY WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, AND TENANT'S USE OR OCCUPANCY OF THE PREMISES, WHETHER SUCH CLAIM IS IN CONTRACT, TORT OR OTHERWISE. TENANT FURTHER AGREES THAT IT SHALL NOT INTERPOSE ANY COUNTERCLAIM OR COUNTERCLAIMS IN A SUMMARY PROCEEDING.

      49. Financial Statements. Tenant shall furnish Landlord, within 5 business days after Landlord's request therefor, an updated, current financial statement of Tenant and any guarantors of this Lease. Unless requested by any Mortgagee, other current or proposed lender, investor or purchaser of Landlord or the Building, such financial statement(s) shall not be required to be furnished more than twice each calendar year.

      50. Representations; Authority.

      (a) Tenant represents and warrants that: (i) there are no proceedings pending or, to the knowledge of Tenant, threatened before any court or administrative agency that would materially adversely affect the ability of Tenant to enter into this Lease or the validity or enforceability of this Lease;
(ii) there is no provision of any existing mortgage, indenture, contract or agreement binding on Tenant which would conflict with or in any way prevent the execution, delivery or performance of the terms of this Lease; (iii) if Tenant is a corporation, partnership (general or limited), limited liability company, or other entity, then the person executing this Lease on behalf of Tenant has been duly authorized to execute this Lease on behalf of Tenant by the appropriate officers, directors, shareholders, partners (general or limited) members, managers, principals or other persons or entities; (iv) Tenant is in good standing, qualified to do business in the State of Florida; and (v) Tenant has full right, power and lawful authority to execute, deliver and perform its obligations under this Lease, in the manner and upon the terms contained herein, and to grant the estate herein demised, with no other person needing to join in the execution hereof in order for this Lease to be binding on Tenant.

      (b) Unless otherwise specifically provided for in this Lease, Landlord represents to Tenant that to Landlord's actual knowledge and belief Landlord has full right, power and lawful authority to execute, deliver and perform its obligations under this Lease, in the manner and upon the terms contained herein, and to grant the estate herein demised, with no other person needing to join in the execution hereof in order for this Lease to be binding on Landlord.

      51. Tenant's Acceptance Letter. Tenant agrees to execute and deliver to Landlord a Tenant Acceptance Letter in the form attached hereto as Exhibit "G" within 5 days of a request by Landlord.

      52. Bankruptcy. Landlord and Tenant understand that, notwithstanding certain provisions to the contrary contained herein, a trustee or debtor in possession under the Bankruptcy Code may have certain rights to assume or assign this Lease. Landlord and Tenant further understand that, in any event, Landlord is entitled under the Bankruptcy Code to adequate assurances of future performance of the provisions of this Lease. The parties agree that, with respect to any such assumption or assignment, the term "adequate assurance" shall include at least the following:

      (a) In order to assure Landlord that the proposed assignees will have the resources with which to pay all Base Rent and any Additional Rent payable pursuant to the provisions of this Lease, any proposed assignee must have, as demonstrated to Landlord's satisfaction, a net worth (as defined in accordance with generally accepted accounting principles consistently applied) of not less than the net worth of Tenant or any guarantor (whichever is greater) on the date this Lease became effective, increased by 7%, compounded annually, for each year from the Rent Commencement Date through the date of the proposed assignment. It is understood and agreed that the financial condition and resources of Tenant were a material inducement to Landlord in entering into this Lease.

      (b) Any proposed assignee must have been engaged in the conduct of business for the 5 years prior to any such proposed assignment, which business does not violate the Permitted Uses, and such proposed assignee shall continue to engage in the Permitted Use and will not cause Landlord to be in violation or breach of any provision in any other lease, financing agreement, operating agreement or other agreement relating to the Complex. It is understood and agreed that Landlord's asset will be substantially impaired if the trustee in bankruptcy or any assignee of this Lease makes any use of the Premises other than the Permitted Use.

      (c) Any proposed assignee of this Lease must assume and agree to be personally bound by the provisions of this Lease.

      53. No Partnership. Nothing contained herein, nor any actions of the parties hereto shall be deemed or construed to create the relationship of principal and agent, partnership, joint venture, or any relationship between Landlord and Tenant other than that of landlord and tenant, it being understood and agreed that neither any other provision contained in this Lease nor any acts of Landlord or Tenant shall be deemed to create any relationship between the Landlord and Tenant other than that of landlord and tenant nor cause either Landlord or Tenant to be responsible in any way for the acts, debts or obligations of the other.

      54. Third Party Rights. The parties hereto do not intend to grant directly, indirectly or by implication or by any other means any third party beneficiary rights to any persons or entities.

      55. Days. Unless otherwise specifically indicated to the contrary, the word "days" as used in this Lease shall mean and refer to calendar days.

      56. Reservations. Landlord reserves to itself the right, from time to time, to grant, without the consent or joinder of Tenant, such easements, rights and dedications that Landlord deems necessary and to cause the recordation of easements, dedications, parcel maps/plats and restrictions so long as same do not adversely and materially: (a) interfere with the use of the Premises by Tenant; (b) increase Tenant's obligations hereunder; or (c) decrease Tenant's rights hereunder. Tenant agrees to promptly execute and deliver in recordable form any documents reasonably requested by Landlord to effectuate any such easements, rights, dedications, parcel maps/plats and or restrictions.

      57. Counterparts, Facsimiles. This Lease may be executed in multiple counterparts, all of which together shall constitute one and the same original instrument. A facsimile signature shall be deemed for all purposes to be an original.

      58. Survival. Anything contained in this Lease to the contrary notwithstanding, the expiration or termination of the Lease Term of the Lease, whether by lapse of time or otherwise, shall not relieve Tenant from Tenant's obligations accruing prior to the expiration or termination of the Lease Term, all of which shall survive the same, whether or not same is expressly stated in the particular Paragraph of this Lease, including, without limitation, Tenant's obligations with respect to: (a) the payment of Base Rent and all items of Additional Rent; (b) any provisions of this Lease with respect to indemnities of

Landlord made by Tenant; and (c) the removal of all property of Tenant required to be removed hereunder and the repair of all damage to the Premises caused by such removal at the expiration or termination of this Lease to the extent required hereunder.

      59. Termination of Old Lease. Tenant acknowledges that it is currently occupying Suite 200 In Building A of the Landlord's building located at 1601 N. Harrison Parkway, Sunrise, Florida ("Suite 200") pursuant to the terms of a Lease dated June 8, 1999 between Landlord and Tenant (as amended the "Old Lease"). Prior to the Rent Commencement Date, Tenant shall continue to occupy Suite 200 pursuant to the terms of the Old Lease, however the base rent shall be modified to $0.00 for the months of June, July, August & September 2001. Tenant shall still be responsible for operating expenses "Additional Rent," for said months. Effective as of the Rent Commencement Date, (a) Tenant shall surrender possession of Suite 200 to Landlord in the condition required under the Old Lease as if such date of surrender were the rescheduled expiration date of the Old Lease set forth in the Old Lease, and (b) the Old Lease shall terminate and neither Landlord nor Tenant shall have any rights, liabilities or obligations thereunder, except to the extent (i) they expressly survive the expiration of the Old Lease or (ii) Tenant fails to surrender Suite 200 at the time and in the condition required above. Notwithstanding the foregoing, as of the effective date of the termination of the Old Lease, Tenant waives and releases Landlord from and against any and all claims, liabilities, damages, actions or expenses arising out of, in connection with or related to the Old Lease or Tenant's lease of Suite 200 pursuant to the Old Lease. In this regard Tenant waives all rights it has or may hereafter have that any claim, demand, obligation or cause of action has, through ignorance, oversight or error, been omitted from the terms of this Paragraph.

      IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in multiple original counterparts as of the day and year first above written.



Witnesses as to Landlord:           LANDLORD:

                                    ACP OFFICE I LLC, a Delaware limited
                                    liability company

                                    By:   ACP South Florida LLC, a Florida
------------------------------            limited liability company, its
Print Name                                operating member


------------------------------
Print Name                                By:   ACP South Florida Corp., a
                                                Florida corporation, its
                                                managing member

                                                By:
                                                    --------------------------
                                                Name:
                                                     -------------------------
                                                Title:
                                                      ------------------------


Witnesses as to Tenant:             TENANT:

                                    LEGALCLUB.COM, INC.
------------------------------      -------------------
Print Name

                                    By:
                                       ---------------------------------------
                                    Name:   BRETT MERL
------------------------------           -------------------------------------
Print Name                          As its: PRESIDENT
                                           -----------------------------------

                                   EXHIBIT "A"

                          LEGAL DESCRIPTION OF PROPERTY

Building Name:                Pine Island Commons
Building Address:             8551 West Sunrise Boulevard
                              Sunrise, FL  33322

Property Legal Description: Tracts A & B of Jaracanda Parcel 320 as shown on plat recorded in Plat Book 115, Page 16 of the Public Records of Broward County, Florida.

                                   EXHIBIT "B"

                             FLOOR PLAN OF PREMISES
                              [TO BE ATTACHED HERE]















(Sketches, cross-hatching, dimensions and area calculations are for illustrative purposes only and are not intended to detail the actual physical boundaries, dimensions or square footage of the Premises.)

                                   EXHIBIT "C"

                ANNUAL RENT ADJUSTMENTS AND OPERATING EXPENSES

I.    Adjustment of Base Rent

      Tenant shall pay the monthly installments of the Base Rent as same come due through the end of the first Lease Year, and thereafter the Base Rent shall be increased annually at the commencement of each successive Lease Year to an amount equal to the Base Rent in effect during the prior Lease Year plus an amount equal to the Base Rent multiplied by the Percentage Increase, as follows:

                                  RENT SCHEDULE

                  Rent PSF            Annual Rent       Monthly Rent
           ---------------------------------------------------------
            Year 1: $16.50            $81,823.50        $6,818.63*
                                                         --------
            Year 2: $17.16            $85,096.44        $7,091.37*
                                                         --------
            Year 3: $17.85            $88,518.15        $7,376.51*
                                                         --------
            Year 4: $18.56            $92,039.04        $7,669.92*
                                                         --------
            Year 5: $19.30            $95,720.60        $7,976.72*
                                                         --------

                        *plus applicable state sales tax

II.   Payment of Tenant's Share of Operating Expenses.

      A. In addition to the Base Rent, Tenant shall pay to Landlord as "Additional Rent" an amount equal to Tenant's Proportionate Share of the sum of the Operating Expenses, which are currently estimated at $7.92 per rentable square foot, (hereinafter defined) and the Taxes (hereinafter defined) in excess of the Common Area Expense Stop multiplied by the Rentable Area of the Premises for each calendar year, which amount shall be prorated for any partial calendar year at the beginning or end of the Lease Term.

      As used herein the term:

            (i) "Operating Expenses" shall mean all expenses, costs and disbursements, of every kind and nature that Landlord shall pay or become obligated to pay because of or in connection with the ownership, operation, leasing, securing, maintenance and management of the Building, the Complex and Common Areas (including any part of the Parking Facility) and the Property. By way of explanation and clarification, but not by way of limitation, these Operating Expenses will include the following:

                  (a) All wages, salaries, withholdings and benefits of all employees and personnel, including without limitation, security and maintenance personnel, engaged in connection with the operation, maintenance and repair of the Complex and Property;

                  (b) All costs and expenses of operating, equipping, upgrading, maintaining, repairing, replacing, lighting, cleaning, painting and stripping of, and removing garbage, snow, ice, trash and debris from, the Complex and Property, including without limitation, preventative maintenance, operating, maintaining, repairing and replacing ducts, conduits and similar items, fire protection systems, sprinkler systems, irrigation systems, security alarm systems, storm and sanitary drainage systems and other utility systems, energy saving devices, signs and markers, on and off-site traffic regulation and control signs and devices, hurricane shutters and other storm protection devices and costs associated with storm cleanup, and costs and expenses of complying with any environmental standards, and any Legal Requirements (including, without limitation, the ADA), including without limitation, the costs and expenses of removing Hazardous Materials from the Complex or any part thereof;

                  (c) All costs and expenses of interior and exterior planting, replanting and replacing flowers, shrubbery, plants, trees and other gardening and landscaping;

                  (d) All costs and expenses of all repairs, equipping, operation, maintenance, replacement and improvements of or to the Complex, including without limitation, floors, ceilings, roofs, skylights, windows, escalators, elevators, any structures of any portion of the Complex, if any, which are enclosed by walls and roof, as may exist from time to time, all parking areas and structures, paving, curbs, walkways, entranceways, lines, roads, driveways, heating, ventilating and air conditioning systems, floor coverings, canopies, skylights, lighting fixtures, lamps, decorative coverings, fountains, and electrical lines, transportation equipment and systems and similar facilities and reserves for repairs.

                  (e) All cost and expenses of all supplies and materials used in the operation and maintenance of Complex, and the cost and expense of all maintenance, repair, inspection and depreciation of all machinery and equipment used in the operation or maintenance of the Complex and all personal property taxes and other charges incurred in connection with such machinery and equipment, plus interest on the unamortized portion of the original cost of such machinery and equipment;

                  (f) Cost of all utilities, including without limitation water, sewer, electricity, gas and fuel oil used by the Building or the Complex and not charged directly to another tenant;

                  (g) Cost of Building and Complex management, including management fees and office rental, janitorial services, accounting, legal, architectural, engineering and other consultant fees and costs, ground lease payments, trash and garbage removal, servicing and maintenance of all systems and equipment including, but not limited to, elevators, plumbing, heating (if provided), air conditioning, ventilating, lighting, electrical, security, fire and other alarms, fire pumps, fire extinguishers and hose cabinets, mail chutes, guard service, pest control, alarm system, painting, window cleaning, landscaping and gardening, any maintenance or service agreements, landscape maintenance, elevator, and heating, ventilation, and air-conditioning service;

                  (h) Cost of all insurance relating to the Building, Complex and Property and Landlord's personal property used in connection therewith including, without limitation, casualty and liability insurance applicable to same plus the amount of any deductible paid by Landlord;

                  (i) Cost of capital improvements to the extent they are amortized over their deemed useful life together as determined by GAAP, but only to the extent such capital improvement is required by Legal Requirements or reduces any of these Operating Costs with interest thereon, provided that Landlord may elect to instead create a reserve for replacement of major capital items such as the roof, HVAC equipment etc., in which event reserves for replacements for such items shall be included in Operating Expenses, and the amortized cost of any capital improvement for which a reserve has been established shall be limited to the extent that the reserve at the time of the replacement is insufficient to pay for the entire capital improvement.

                  (j) All costs and expenses of all license and permit fees and any and all parking surcharges that may result from any Legal Requirements;

                  (k) All costs and expenses of all rental and/or purchase of sweepers, trucks and other equipment and machinery;

                  (l) The operation, management and maintenance of the Landlord's office in the Complex;

      Landlord may cause any or all of said services to be provided by an independent contractor or contractors.

      Notwithstanding the foregoing, the following expenses shall not be Operating Expenses:

                  (a) The cost of mortgage financing, interest or amortization payments on any mortgage payment;

                  (b) The costs of repairs incurred by reasons of fire or other casualty or condemnation to the extent that Landlord is compensated therefor through proceeds of insurance or condemnation awards;

                  (c) All other expenses for which Landlord has actually received reimbursement (such as by insurance and by other tenants of the Building) except as Additional Rent under comparable provisions in this Subparagraph of this Exhibit to the Lease;

                  (d) Income or franchise taxes or such other taxes imposed upon or measured by Landlord's net income for the operation of the Building;

                  (e) Electricity costs or overtime HVAC costs, if charged separately to and actually paid by any other tenant in the Building;

                  (f) Taxes;

                  (g) The cost of any additions to the Building that result in a larger building; and

                  (h) Costs or payments associated with Landlord's obtaining air rights or development rights.

                  (i) Costs of enforcement of leases;

                  (j) Leasing commissions, advertising and promotional expenses and any other comparable expenses directly related to leasing or procuring tenants or negotiating with prospective tenants; and

                  (k) Costs allocable to properties other than the Building in which Landlord or any principal thereof has a direct or indirect interest and which do not create a direct benefit to the Building.

            (ii) "Taxes" shall mean all impositions, taxes, surcharges, assessments (special or otherwise), water and sewer charges and rents, and other governmental liens or charges of any and every kind, nature and sort whatsoever, ordinary and extraordinary, foreseen and unforeseen, and substitutes therefor, including all taxes whatsoever (except only those taxes of the following categories: any inheritance, estate succession, transfer or gift taxes imposed upon Landlord or any income taxes specifically payable by Landlord as a separate tax paying entity without regard to Landlord's income source as arising from or out of the Building, the Complex and/or the land on which it is located) attributable in any manner to the Building, the Complex, the land on which the Complex is located, the ground leasehold interest of Landlord, or the rents (however the term may be defined) receivable therefrom or any part thereof, or any use thereof, or any facility located therein or thereon or used in conjunction therewith or any charge or other payment required to be paid to any governmental authority, whether or not any of the foregoing shall be designated "real estate tax", "sales tax", "rental tax", "excise tax", "business tax", or designated in any other manner. In the event Landlord shall retain any consultant to negotiate the amount of taxes, tax rate, assessed value or other factors influencing the amount of Taxes, or shall institute any administrative or legal proceedings challenging the tax rate, assessed value or other factors influencing the amount of taxes, then the aggregate of all such reasonable third-party fees (including, without limitation, reasonable attorneys' and appraisers' fees) and all disbursements, court costs and other items paid or incurred by Landlord during the applicable Tax year with respect to such proceedings shall be included in Taxes. Tenant shall not institute any proceedings with respect to the assessed valuation of the Building, Complex, or the Property or any part thereof for the purpose of seeking or securing a tax reduction.

            Landlord shall notify Tenant within 30 days of the date hereof and within 30 days after the end of each calendar year hereafter ensuing or earlier during the Lease Term, of the amount which Landlord estimates (as evidenced by budgets prepared by or on behalf of Landlord) will be the amount of Tenant's Proportionate Share of Operating Expenses and Taxes for the then current calendar year and Tenant shall pay such sum in advance to Landlord in equal monthly installments, during the balance of said calendar year, on the first day of each remaining month in said calendar year commencing on the first day of the first month following Tenant's receipt of such notification. Following the end of each calendar year during the Lease Term hereof, Landlord shall submit to Tenant a statement showing the actual amount which should have been paid by Tenant with respect to Operating Expenses and Taxes for the past calendar year, the amount thereof actually paid during that year by Tenant and the amount of the resulting balance due thereon, or overpayment thereof, as the case may be. Within 30 days after receipt by Tenant of said statement, Tenant or its designee shall have the right in person to inspect Landlord's books and records, at Landlord's office, during normal business hours, after 4 days' prior written notice, showing the Operating Expenses and Taxes for the Building and the Complex for the calendar year covered by said statement. Said statement shall become final and conclusive between the parties, their successors and assigns as to the matters set forth therein unless Landlord receives written objections with respect thereto within said 30 day period. Any balance shown to be due pursuant to said statement shall be paid by Tenant to Landlord within 30 days following Tenant's receipt thereof and any overpayment shall be credited against the next installments of Rent or against any sums due and owing to Landlord by Tenant or, if by reason of any termination of the Lease no such future obligation exists, refunded to Tenant. Anything herein to the contrary notwithstanding, Tenant shall not delay or withhold payment of any balance shown to be due pursuant to a statement rendered by Landlord to Tenant, pursuant to the terms hereof, because of any objection which Tenant may raise with respect thereto and Landlord shall immediately credit any overpayment found to be owing to Tenant against the next installments of Rent or against any sums due and owing to Landlord by Tenant upon the resolution of said objection or, if at the time of the resolution of said objection the Lease Term has expired, refund to Tenant any overpayment found to be owing to Tenant if Tenant is not otherwise indebted to Landlord.

            With respect to the current calendar year, Landlord has notified Tenant of the amount that Landlord estimates will be Tenant's Proportionate Share of Operating Expenses and Taxes for the remainder of the current calendar year.

            In determining the amount of Operating Expenses, for the purpose of this Section, if less than 95% of the Complex shall have been occupied by tenants and fully used by them, at any time during the year, Operating Expenses that vary with occupancy of the Building may be increased to an amount equal to the like operating expense which would normally be expected to be incurred had such occupancy been 95% and had such full utilization been made during the entire period.

      B. Additional Rent due by reason of the provisions of paragraph A above and this paragraph B for the final months of the Lease is due and payable even though it may not be calculated until subsequent to the termination date of the Lease; the Operating Expenses and Taxes for the calendar year during which the Lease terminates shall be prorated according to that portion of said calendar year that the Lease was actually in effect. Tenant expressly agrees that Landlord, at Landlord's sole discretion, may apply the Security Deposit, if any, in full or partial satisfaction of any Additional Rent due for the final month of the Lease by reason of the provisions of paragraph A above and this paragraph
B. If said Security Deposit is greater than the amount of any such Additional Rent and there are no other sums or amounts owed Landlord by Tenant by reason of any other terms, provisions, covenants or conditions of the Lease, then Landlord shall refund the balance of said Security Deposit to Tenant as provided in Paragraph 33 of the Lease. Nothing herein contained shall be construed to relieve Tenant, or imply that Tenant is relieved, of the liability for or the obligation to pay any Additional Rent due for the final month of the Lease by reason of the provisions of paragraph A above and this paragraph B if said Security Deposit is less than such Additional Rent, nor shall Landlord be required to first apply said Security Deposit to such Additional Rent if there are any other sums or amounts owed Landlord by Tenant by reason of any other terms, provisions, covenants or conditions of the Lease.

      C. Any reference in the Lease or any exhibit to the Lease to "Rent" or "rent" includes Base Rent and Additional Rent. Any term that is not defined in any exhibit shall have the meaning ascribed to it in the Lease.

                                   EXHIBIT "D"

                              BUILDOUT OF PREMISES


Landlord is not required to perform any work on the Premises and Tenant accepts the Premises "AS IS".

Tenant shall have the right to install their own separately metered HVAC system for their computer room at Tenant's sole expense. Tenant shall be responsible for payment of all electricity directly to Florida Power and Light generated to operate said HVAC system.

                                   EXHIBIT "D"

                              BUILDOUT OF PREMISES

I.    LANDLORD'S WORK


      [Landlord shall perform the following improvements to the Premises ("Landlord's Work"):

      SPACEPLAN  ATTACHED.

II. Tenant acknowledges that Landlord's obligations to make improvements to the Premises is limited to the foregoing, and otherwise as set forth above, Tenant accepts the Premises "AS IS."

III. Tenant shall pay Landlord a fee for construction supervision in connection with the performance of the Landlord's Work equal to 10% of the cost of the Landlord's Work, architectural and engineering costs and cost of permits.

                                   EXHIBIT "E"

                              RULES AND REGULATIONS

The following Rules and Regulations, hereby accepted by Tenant, are prescribed by Landlord to enable Landlord to provide, maintain, and operate, to the best of Landlord's ability, orderly, clear and desirable premises, Building, Complex and Parking Facility for the Tenants therein at as economical a cost as reasonably possible and in as efficient a manner as reasonably possible, to assure security for the protection of Tenants so far as reasonably possible, and to regulate conduct in and use of said Premises, Building Complex and Parking Facility in such manner as to minimize interference by others in the proper use of same by Tenant.

      1. Tenant, its officers, agents, servants and employees shall not block or obstruct any of the entries, passages, doors, elevators, elevator doors, hallways or stairways of the Complex or garage, or place, empty or throw any rubbish, litter, trash or material of any nature into such areas, or permit such areas to be used at any time except for ingress or egress of Tenant, its officers, agents, servants, employees, patrons, licensees, customers, visitors or invitees.

      2. The movement of furniture, equipment, machines, merchandise or materials within, into or out of the Premises, the Building the Complex or Parking Facility shall be restricted to time, method and routing of movement as determined by Landlord upon request from Tenant and Tenant shall assume all liability and risk to property, Premises, Building and Complex in such movement. Tenant shall not move furniture, machines, equipment, merchandise or materials within, into or out of the Complex, the Building, Premises or garage facilities without having first obtained written permission from Landlord 24 hours in advance. Safes, large files, electronic data processing equipment and other heavy equipment or machines shall be moved into Premises, Building, Complex or Parking Facility only with Landlord's written permission and placed where directed by Landlord.

      3. No sign, door plaque, advertisement or notice shall be displayed, painted or affixed by Tenant, its officers, agents, servants, employees, patrons, licensees, customers, visitors, or invitees in or on any part of the outside or inside of the Building, the Complex, garage facilities or Premises without prior written consent of Landlord and then only of such color, size, character, style and materials and in such places as shall be approved and designated by Landlord.

      4. Landlord will not be responsible for lost or stolen property, equipment, money or any article taken from Premises, Building, the Complex or Parking Facility regardless of how or when loss occurs, except in the case of gross negligence by Landlord and its agents.

      5. No additional locks shall be placed on any door or changes made to existing locks in the Building without the prior written consent of Landlord. Landlord will furnish 2 keys to each lock on doors in the Premises and Landlord, upon request of Tenant, shall provide additional duplicate keys at Tenant's expense. Landlord may at all times keep a pass key to the Premises. All keys shall be returned to Landlord promptly upon termination of the Lease.

      6. Tenant, its officer, agents, servants or employees shall do no painting or decorating in the Premises, or mark, paint or cut into, drive nails or screw into or in any way deface any part of Premises, the Building or the Complex without the prior written consent of Landlord. If Tenant desires signal, communication, alarm or other utility or service connection installed or changed, such work shall be done at expense of Tenant, with the approval and under the direction of Landlord.

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      7. Tenant, its officers, agents, servants and employees shall not permit the operation of any musical or sound producing instruments or device which may be heard outside the Premises or which may emanate electrical waves which will impair radio, television broadcasting or reception or interfere with the use of computers or telephonic equipment from or in the Building.

      8. Tenant, its officers, agents, servants and employees shall, before leaving the Premises unattended, close and lock all doors and shut off all utilities; damage resulting from failure to do so shall be paid by Tenant. Each Tenant before the closing of the day and leaving the Premises shall see that all blinds and/or draperies are pulled and drawn.

      9. All plate and other glass now in the Premises, Building or Complex which is broken through the cause which is attributable to Tenant, its officers, agents, servants, employees, patrons, licensees, customers, visitors or invitees shall be replaced by and at expense of Tenant under the direction of Landlord.

      10. Tenant shall give Landlord prompt notice of all accidents to or defects in air conditioning equipment, plumbing, electric facilities or any part or appurtenance of Premises.

      11. The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant, who shall, or whose officers, employees, agents, servants, patrons, customers, licensees, visitors or invitees shall have caused it.

      12. All contractors and/or technicians performing work for Tenant within the Premises, Building, Complex or Parking Facility shall be referred to Landlord for approval before performing such work. This shall apply to all work including, but not limited to, installation of telephones, telegraph equipment, electrical devices and attachments, and all installations affecting floors, walls, windows, doors, ceiling, equipment or any other physical feature of the Building, the Complex, the Premises or the Parking Facility. None of this work shall be done by Tenant without Landlord's prior written approval.

      13. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building; nor placed in the halls, corridors or vestibules without the prior written consent of Landlord.

      14. Glass panel doors that reflect or admit light into the passageways or into any place in the Building shall not be covered or obstructed by the Tenant, and Tenant shall not permit, erect, and/or place drapes, furniture, fixtures, shelving, display cases or tables, lights or signs and advertising devices in front of or in proximity of interior and exterior windows, glass panels, or glass doors providing a view into the interior of the Premises unless same shall have first been approved in writing by Landlord.

      15. Canvassing, soliciting and peddling in the Complex (including the Parking Facility) is prohibited and each Tenant shall cooperate to prevent the same. Tenant shall not distribute any handbills or other advertising matter in automobiles parked in the Parking Facility. Tenant shall promptly report any such activities to the Building Manager's office.

      16. No hand trucks, except those equipped with rubber tires and side guards, shall be used in any space, or in the public halls of the Building, either by any Tenant or by jobbers or others, in the delivery or receipt of merchandise or otherwise.

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      17. The work of Landlord's janitors or cleaning personnel shall not be hindered by Tenant after 5:30 P.M. and such work may be done at any time when the offices are vacant. The windows, doors and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles, cabinets, bookcases, map cases, etc., necessary to prevent unreasonable hardship to Landlord in discharging its obligation regarding cleaning service. In this regard, Tenant shall also empty all glasses, cups and other containers holding any type of liquid whatsoever.

      18. If Tenant must dispose of crates, boxes, etc., which will not fit into office wastepaper baskets, it will be the responsibility of Tenant with Landlord's assistance to dispose of same. In no event shall Tenant set such items in the public hallways or other areas of Complex, excepting Tenant's own Premises, for disposal.

      19. Tenants may not bring furniture and equipment into the Premises that does not fit in the elevators for the Building and that does not pass through the doorways of the Premises or Building unless such furniture or equipment is made in parts and set up in the Premises. Landlord reserves the right to refuse to allow to be placed in the Building any furniture or equipment of any description which does not comply with the above conditions.

      20. Tenant will be responsible for any damage to the Premises, including carpeting and flooring, caused by rust or corrosion of file cabinets, roller chairs, metal objects or spills of any type of liquid.

      21. Tenant shall not install any antenna or aerial wires, or radio or television equipment, or any other type of equipment, inside or outside of the Building or the Complex, without Landlord's prior approval in writing, and upon such terms and conditions as may be specified by Landlord in each and every instance, including the payment of a rental fee for such space.

      22. Tenant shall not use the name of the Building for any purpose other than that of the business address of Tenant or use any letterheads, envelopes, circulars, notices, advertisements, containers or wrapping material without Landlord's express consent in writing.

      23. Tenant shall not conduct its business in such manner as to create any nuisance, or interfere with, annoy or disturb any other tenant in the Complex or Landlord in its operation of the Complex or commit waste or suffer or permit waste to be committed in the Premises or Complex. In addition, Tenant shall not allow its officers, agents, employees, servants, patrons, customers, licensees and visitors to conduct themselves in such manner as to create any nuisance or interfere with, annoy or disturb any other tenant in the Complex or Landlord in its operation of the Complex or commit waste or suffer or permit waste to be committed in the Premises or the Complex. Tenant shall not permit its employees to loiter on the Property outside of the Premises.

      24. Tenant, its officers, agents, servants and employees shall not install or operate any refrigerating, heating (if provided) or air conditioning apparatus or carry on any mechanical operation or bring into Premises, Building or Parking Facility any inflammable fluids or explosives without written permission of Landlord.

      25. Tenant, its officers, agents, servants or employees shall not use Premises, or any portion of the Complex for housing, lodging or sleeping purposes or for the cooking or preparation of food without the prior written consent of the Landlord.

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

      26. Tenant, its officers, agents, servants, employees, patrons, licensees, customers, visitors or invitees shall not bring into the Parking Facility, Building, Premises or any other part of the Complex, or keep on the Premises any fish, fowl, reptile, insect, or animal or any bicycle or other vehicle without the prior written consent of Landlord. Wheel chairs and baby carriages are excepted from this rule.

      27. Neither Tenant nor any officer, agent, employee, servants, patron, customer, visitor, licensee or invitee of any Tenant shall go upon the roof of the Building without the written consent of the Landlord.

      28. No smoking shall be permitted anywhere in the Building or in any other building in the Complex except in Landlord designated smoking areas.


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

                                   EXHIBIT "F"

                                LETTER OF CREDIT

        Tenant will provide Landlord an irrevocable, unconditional sight draft letter of credit on an institution and in form acceptable to Landlord equal to the sum of $40,000. This letter of credit will be delivered to Landlord at execution of this Lease. The letter of credit will be renewed annually by Tenant, and Landlord may draw the letter of credit upon any event of default by Tenant, or in the event the letter of credit ever has less than 30 days remaining before expiration. In the event Tenant is not in default on the first day of the fifth year of the Lease Term and the letter of credit has not been drawn by Landlord, the letter of credit will be returned to Tenant.

                                   EXHIBIT "G"

                            TENANT ACCEPTANCE LETTER

      This declaration is hereby attached to and made part of the lease agreement dated ____________, 2001 entered into by and between ACP OFFICE I, LLC as Landlord and LEGALCLUB.COM, INC. as Tenant.

      The undersigned, as Tenant, hereby confirms as of the _____ day of ________, 2001 the following:

      1. Tenant has accepted possession of the Premises on __________, 2001 and is currently able to occupy the same.

      2. The Rent Commencement Date and the obligation to commence the payment of rent commenced or will commence on __________, 2001.

      3. All alterations and improvements required to be performed by Landlord pursuant to the terms of the Lease to prepare the entire Premises for Tenant's initial occupancy have been satisfactorily completed, except for the following:

      __________________________________________________.

      4. As of the date hereof, Landlord has fulfilled all of its obligations under the Lease.

      5. The Lease is in full force and effect and has not been modified, altered, or amended, except pursuant to any instruments described above, if any.

      6. There are no offsets or credits against Base Rent or Additional Rent, nor has any Base Rent or Additional Rent been prepaid except as provided pursuant to the terms of the Lease.

      7. Tenant has no notice of any prior assignment, hypothecation, or pledge of the Lease or any Rent due under the Lease.

WITNESS:                                  TENANT:


                                          LEGALCLUB.COM, INC.
                                          -------------------


                                          By:
----------------------------------           ---------------------------------
                                          As:
----------------------------------           ---------------------------------

                                   EXHIBIT "H"

                       FORM OF AUTOMATIC DEBIT TRANSACTION
Date
Tenant
Address


Re:   ACH Authorization


Dear ___________________:

Please be advised that, in terms of your lease agreement, we will be collecting your rent through an " Automatic Clearing House"(ACH). Please complete the information below and return this authorization to ACP Office I LLC, 444 Brickell Avenue; Miami, Florida 33131; Suite 900; Attention: Controller. When your rent increases, we shall have the right to notify your bank of such increase and you authorize us to contact the bank and request that the automatic deduction be increased in accordance with the lease. We may request that you complete this form again to confirm your agreement with the new dollar amounts to be deducted from your bank.

Authorization from (tenants bank name address) Copy of actual check

________________________________________________
________________________________________________
________________________________________________
ABA # __________________________________________
Tenant's Account # _________________________ Amount to be deducted $_______________ on the first day of every month until further notice.

Signed by Authorized signatory on the account to disburse funds.

Tenant______________________________ dated ______/_____/_____


Deposit to:

For ACP Office I, LLC
City National Bank
25 West Flagler Street
Miami, Florida 33130
ABA 066004367
Credit Account #1753208456



Thank you for your prompt attention to this matter.

Sincerely,

Witnesses as to Landlord:           LANDLORD:

                                    ACP OFFICE I LLC, a Delaware limited
                                    liability company

                                    By:   ACP South Florida LLC, a Florida
------------------------------            limited liability company, its
Print Name:                               operating member


---------------------------------
Print Name:                               By:   ACP South Florida Corp., a
                                                Florida corporation, its
                                                managing member

                                                By:
                                                   ---------------------------
                                                Name:
                                                     -------------------------
                                                Title:
                                                      ------------------------


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